UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CLEAN DIESEL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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________________________________________

Notice of Annual Meeting of Stockholders

to be Held May 20, 2015

________________________________________

Dear Stockholder of Clean Diesel Technologies, Inc.:

You are invited to attend the 2015 Annual Meeting (the “Annual Meeting”) of stockholders of Clean Diesel Technologies, Inc., a Delaware corporation (“CDTi”). The Annual Meeting will be held at 10:00 a.m. Pacific Time, Wednesday, May 20, 2015, at CDTi’s corporate headquarters located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. to consider and vote upon the following items:

1.	To elect six (6) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as CDTi’s independent registered public accounting firm for the 2015 fiscal year;
3.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers;
4.	To approve the Clean Diesel Technologies, Inc. Amended and Restated Stock Incentive Plan; and
5.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you attend the Annual Meeting, please vote your shares promptly to ensure your representation at the Annual Meeting by completing and returning your proxy card (or by voting on the Internet or by telephone). If you have any questions about how to vote your shares, please see the section “—How do I vote?” under “Questions and Answers about this Proxy Statement and Voting” in the accompanying Proxy Statement.

The Record Date for the Annual Meeting is March 24, 2015. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Pedro J. Lopez-Baldrich
General Counsel, Corporate Secretary and Vice President, Administration

Oxnard, California

April 2, 2015

Important Notice regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 20, 2015.

The Proxy Statement, Annual Report to Stockholders and Directions to the Meeting
are available on the Internet at: http://www.cdti.com/proxy

CLEAN DIESEL TECHNOLOGIES, INC.

_______________

Proxy Statement
for the 2015 Annual Meeting of Stockholders

_______________

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Clean Diesel Technologies, Inc., a Delaware corporation (sometimes referred to as “we,” “our,” “us,” the “Company,” the “Corporation”  or “CDTi”), of proxies to be voted at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof.

You are invited to attend the Annual Meeting, which will take place on May 20, 2015, beginning at 10:00 a.m., Pacific Time, at our corporate headquarters located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. Directions to the Annual Meeting may be found at http://www.cdti.com/proxy. Stockholders will be admitted to the Annual Meeting beginning at 9:30 a.m., Pacific Time. Seating will be limited.

We first mailed this Proxy Statement and accompanying proxy card on April 2, 2015 to stockholders of record entitled to vote at the Annual Meeting.

Who is entitled to attend the Annual Meeting?

Stockholders of record and beneficial owners as of March 24, 2015 are invited to attend the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of CDTi stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 24, 2015 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 14,187,202 shares of CDTi’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If on March 24, 2015 your shares were registered directly in your name with CDTI’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are the “stockholder of record.” Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

If on March 24, 2015 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the “beneficial owner” of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are four matters scheduled for a vote:

  Election of Matthew Beale, Dr. Till Becker, Lon E. Bell, Ph.D., Bernard H. “Bud” Cherry, Charles R. Engles, Ph.D. and Mungo Park as Directors to hold office for one-year terms;
  Ratification of the appointment of BDO USA, LLP as CDTi’s independent registered public accounting firm for the 2015 fiscal year;
  Approval of the Clean Diesel Technologies, Inc. Amended and Restated Stock Incentive Plan; and
  Non-binding advisory vote to approve the compensation of our named executive officers.

How do I vote?

Stockholders of record; Shares registered directly in your name.

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Annual Meeting and vote in person, if you choose.

  To vote in person, attend the Annual Meeting, and we will give you a ballot during the Annual Meeting.
  To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, U.S.A.
  To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.
  To vote via the Internet, please go to www.voteproxy.com and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on May 19, 2015. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received by the Company before the date of the Annual Meeting or attend the Annual Meeting to vote your shares in person.

Beneficial owner; shares held in account at brokerage, bank or other organization.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from CDTi. Simply complete and mail the proxy card as directed in those voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included by it with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What if I return a proxy card but do not make specific choices?

If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors. CDTi does not expect that any matters other than the election of Directors and the other proposals described herein will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:

  giving written notice that you are revoking your proxy to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California, 93033, U.S.A.;
  delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Annual Meeting); or
  attending and  voting by ballot at the Annual Meeting (note, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Annual Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on Tuesday, May 19, 2015.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate and book-entry form.

If you are a beneficial owner, you will receive voting instructions from your broker, bank or other agent that is the holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, by contacting the Secretary of CDTi.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Against” votes, and broker non-votes.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the ratification of BDO USA, LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the election of Directors, Proposal No. 3, the Amended and Restated Stock Incentive Plan, nor Proposal No. 4, the non-binding advisory vote. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of at least one-third (1/3) of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. On the Record Date, there were 14,187,202 shares outstanding and entitled to vote. Thus, 4,729,068 shares must be represented by proxy or by stockholders present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

If there is no quorum, the chairman or secretary of the Annual Meeting may adjourn the Annual Meeting to another time or date.

How many votes are required to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
1. Election of each Director	Plurality of votes cast	No
2. Ratification of BDO USA, LLP	Majority of votes cast	Yes
3. Approval of Amended and Restated Stock Incentive Plan	Majority of votes cast	No
4. Non-binding advisory vote on executive compensation	Majority of votes cast	No

If you abstain from voting or there is a broker non-vote on any matter, your abstention or broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered votes cast under our By-laws or under the laws of Delaware (our state of incorporation).

Proposal No. 1 – Election of Directors; plurality vote

Under our By-laws, Directors are elected by a plurality of votes cast. This means that Directors who receive the most “For” votes are elected. There is no “Against” option and votes that are “withheld” or not cast, including broker non-votes, are not counted as votes “For” or “Against.” If a Director nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee of the Board in any future decision on Director Nominations.

Proposal No. 2 – Ratification of BDO USA, LLP; majority vote

Under our By-laws, the votes cast “For” must exceed the votes cast “Against” to approve the ratification of BDO USA, LLP as our independent registered public accounting firm. Abstentions will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 2.

Proposal No. 3 – Approval of Amended and Restated Stock Incentive Plan; majority vote

Under our By-laws, the votes cast “For” must exceed the votes cast “Against” to approve the Amended and Restated Stock Incentive Plan. Abstentions and broker non-votes will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 3.

Proposal No. 4 – Non-binding advisory vote to approve the compensation of our named executive officers

Under our By-laws, the advisory vote will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. While this advisory vote on executive compensation is non-binding, the Board of Directors and the Compensation and Nominating Committee will review the voting results and seek to determine the cause or causes of any significant negative voting result. Abstentions and broker non-votes will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 4.

How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, which is:

  FOR the election of each of the Director nominees named in this Proxy Statement;
  FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2015 fiscal year;
  FOR the approval of the Amended and Restated Stock Incentive Plan; and
  FOR the non-binding advisory vote to approve the compensation of our named executive officers.

Do I have cumulative voting rights?

No, our Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter rights or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights under the Delaware General Corporation Law for the matters being submitted to stockholders at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the Notice of Annual Meeting and Proxy Statement and the 2014 Annual Report on Form 10-K via the Internet?

This Notice of Annual Meeting and Proxy Statement and the 2014 Annual Report are available on our website at http://www.cdti.com/proxy. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.

Stockholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

CDTi will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

We have retained D.F. King to act as proxy solicitor for the Annual Meeting for a fee of $6,500 plus reasonable out-of-pocket expenses.

When are stockholder proposals or nominations due for next year’s annual meeting?

In accordance with CDTi’s By-laws, if you wish to submit a proposal for consideration at next year’s annual meeting but are not requesting that such proposal be included in next year’s proxy materials, or if you wish to nominate a person for election to the Board of Directors at next year’s annual meeting, your notice of such a proposal or nomination must be submitted in writing and delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days nor earlier than 150 days before the one year anniversary of the 2015 Annual Meeting of Stockholders. Accordingly, any such proposal or nomination must be received by the Secretary no later than February 20, 2016 (but no earlier than December 22, 2015), and should be delivered or mailed to the following address: Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

In order to be properly submitted to the Secretary of the Company, a proposal or nomination by a CDTi stockholder must contain specific information as required under CDTi’s By-laws, including without limitation (i) the name and address of the stockholder making the proposal, (ii) the class and number of shares that are owned of record or beneficially owned by such stockholder, (iii) any material interest of such stockholder in the proposal, and (iv) certain information regarding the proposal or director nominee and such nominee’s relationship to the proposing stockholder. If you would like a copy of CDTI’s current By-laws, please write to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A. CDTi’s current By-laws may also be found on the Company’s website at www.cdti.com.

To be considered for inclusion in CDTi’s proxy statement and form of proxy for the 2016 Annual Meeting of Stockholders, your stockholder proposal must be submitted in writing by December 4, 2015 to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

Without limiting the advance notice provisions in the Company’s By-laws, which contain procedures that must be followed for a matter to be properly presented at an annual meeting, CDTi management who are proxy holders will have discretionary authority to vote all shares for which they hold proxies with respect to any stockholder proposal or nomination received after the deadline for such proposals or nominations set forth in the By-laws. Such discretionary authority may be exercised to oppose a proposal or nomination made by a stockholder.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

 DIRECTORS AND EXECUTIVE OFFICERS OF CDTi

The following table sets forth the name, age and positions, as of April 2, 2015 (the date of this Proxy Statement), of individuals who are currently Directors and executive officers of CDTi. Following the table is a brief biography of each nominee for Director and of each current executive officer of CDTi. To CDTi’s knowledge, there are no family relationships between any Director or executive officer and any other Director or executive officer of CDTi. Executive officers serve at the discretion of the Board of Directors. Additionally, executive officers may be elected to the Board of Directors.

Name	Age	Position
Charles R. Engles, Ph.D.	67	Chairman of the Board of Directors
Matthew Beale	48	Director
Dr. Till Becker	57	Director
Lon E. Bell, Ph.D.	74	Director
Bernard H. “Bud” Cherry	75	Director
Mungo Park	59	Director
Christopher J. Harris	50	President and Chief Executive Officer
Stephen J. Golden	53	Chief Technology Officer and Vice President
Pedro J. Lopez-Baldrich	41	General Counsel, Corporate Secretary and Vice President
David E. Shea	51	Chief Financial Officer and Treasurer

Directors

Charles R. Engles, Ph.D., Chairman. Dr. Engles joined the CDTi Board of Directors in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. and was appointed Chairman in September 2014. Dr. Engles served as a Director of Catalytic Solutions, Inc. from January 2000 to October 2010. Dr. Engles is an independent consultant and has over 20 years of experience serving as a board member for U.S. public companies and has also been a board member of numerous private companies. From May 2012 to May 2013, he served as a consultant to PatentBridge, LLC, an intellectual property brokerage firm, under the title of Senior Director. From April to October 2008, Dr. Engles served as Interim Chief Executive Officer of ThermoCeramix, Inc., an advanced materials company focused on electrical to thermal energy conversion. From September 1997 to March 2008, Dr. Engles served as Chief Executive Officer of Cutanix Corporation, a biopharmaceutical company focused on dermatological drug discovery that he co-founded. From September 1994 to March 1997, he served as Chairman and Chief Executive Officer of Stillwater Mining Company (NYSE:SWC), a producer of platinum group metals, and, under his direction, it completed an IPO on NASDAQ in 1994. In 1992, he organized the spin out from Johns-Manville Corporation (NYSE:BRK.A,BRK.B) and Chevron Corporation (NYSE:CVX) of Stillwater Mining Company. He also served as a Director of Stillwater Mining Company from May 2013 until November 2014. From July 1989 until September 1994, Dr. Engles served as Senior Vice President of Johns-Manville Corporation responsible for corporate development and worldwide mining and minerals operations. Dr. Engles holds a Ph.D. from Stanford University in operations research and attended Oxford University as a Rhodes Scholar.

Dr. Engles’ experience as a director and executive officer of public companies, experience in the platinum group metals business, as well as technical background and his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Matthew Beale, Director. Mr. Beale joined the CDTi Board of Directors in September 2014. Mr. Beale has served as Group Strategy Officer at Landi Renzo SpA (MIL:LR), a multinational engineering and manufacturing company based in Italy focused on alternative fuel systems and components for OEM and aftermarket automotive applications, since May 2013. From July 2012 to April 2013, Mr. Beale was a strategy consultant to the alternative fuel systems industry focused on business and capital markets strategies. Prior to that, he held several leadership positions at Fuel Systems Solutions, Inc. (NASDAQ:FSYS), a producer of fuel systems and components for automotive and industrial markets, including: Co-President and Head of IMPCO Operations from April 2011 to June 2012; Chief Financial Officer from May 2009 to March 2011; President and Secretary from May 2008 to March 2011; and Vice President of Business Development from February 2007 to April 2008. Previously, Mr. Beale held international corporate finance and banking positions with CVS Partners from 2005 to 2007; with Citigroup Inc. from 2000 to 2004; and with JP Morgan (NYSE:JPM) from 1994 to 2000. Mr. Beale received a BA in English Literature from the University of London, a Diploma in Accounting and Finance from the London School of Economics, and an MBA from IESE Business School.

Mr. Beale’s experience as an executive officer of a public company and his finance and operations leadership experience in the automotive industry provides him with the continued business experience and acumen to advise CDTi on its financial and strategic initiatives and led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Dr. Till Becker, Director. Dr. Becker joined the CDTi Board of Directors in February 2015. Dr. Becker has over 25 years of international experience in the automotive, consumer goods and energy industries, including 19 years in leadership roles at Daimler AG, and an extensive background in corporate restructuring and M&A transactions. Dr. Becker currently serves as a Senior Advisor at Global Board Room Advisors, an Asia-focused M&A consulting firm which he co-founded in 2011. Additionally, he has served as Senior Advisor to Holland Private Equity Growth Capital, an investment firm focused on growth-stage investments in small to mid-market technology companies in the Benelux and Germany, since 2014 and Senior Consultant to Artris Management Ltd., a European M&A and consulting company, since 2010. In 2013, Dr. Becker served as CEO of Hess AG, a provider of world-class lighting systems, where he implemented a successful restructuring plan that lead to the company’s sale. From 2010 to 2011, he served as interim CEO of MPS Micropaint Holding AS, an international distributor of premium spot repair systems for small paint damages and as an advisor to RealEyes GmbH, a three-dimensional display imaging firm. From 2008 to 2010, Dr. Becker served as an advisor to Capital Dynamics Ltd., an independent, global asset management firm that invests in private equity and clean energy infrastructure. From 1987 to 2006, Dr. Becker served in numerous roles at Daimler AG, including Chairman and CEO of Daimler Northeast Asia, Mercedes-Benz Türk A.S., Istanbul, Mercedes-Benz India Pvt. Ltd. and Mercedes-Benz Portugal SA as well as Executive Vice President of the parent company. In addition to CDTi, Dr. Becker currently serves as chairman of the board of ArmonicAudiomotive Limited and MPS Micropaint Holding AS and as director of Automotive Business Consulting AG and Equity Gate Advisors GmbH. He previously served as chairman the board of PAS Management Holding GmbH (2008 to 2010) and Lombardium Hamburg GmbH & Co KG (2009 to 2011). Dr. Becker received a law degree from the University of Münster.

Dr. Becker’s experience as a director and extensive international leadership experience, technology and commercialization experience and first-hand understanding of the automotive industry led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Lon E. Bell, Ph.D., Director. Dr. Bell joined the CDTi Board of Directors in June 2013. He founded Gentherm Inc. (NASDAQ:THRM), formerly Amerigon Inc., a global developer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications, in 1991, and was a consultant to Gentherm from December 2010 to December 2012. Dr. Bell served many roles at Gentherm, including Chief Technology Officer until December 2010, Director of Technology until 2000, Chairman and Chief Executive Officer until 1999, and President until 1997. Dr. Bell served as the Chief Executive Officer and President of BSST LLC, a subsidiary of Gentherm, from September 2000 to December 2010. He served as a Director of Gentherm from 1991 to 2012. Previously, Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components, and served as Technar’s Chairman and President until selling majority ownership to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991. Dr. Bell co-founded Mahindra REVA Electric Vehicle Pvt Ltd in 1994 and currently serves as a Director. He has served as a director for Ideal Power Converters, Inc. (NASDAQ:IPWR) since 2012 and ClearSign Combustion Corporation (NASDAQ:CLIR) since November 2011. From January 2012 to January 2014, Dr. Bell served as a Director of Aura Systems Inc. (OTC:AUSI) and through 2012, Dr. Bell was a director of the non-profit CALSTART. Dr. Bell received a BS degree in Mathematics, MS degree in Rocket Propulsion, and a Ph.D. in Mechanical Engineering from the California Institute of Technology.

Dr. Bell’s experience as a director of public companies, significant business acumen, technology and commercialization experience and first-hand understanding of the automotive industry led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Bernard H. “Bud” Cherry, Director. Mr. Cherry joined the CDTi Board of Directors in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. Mr. Cherry served as a Director of Catalytic Solutions, Inc. from January 2008 to October 2010. Mr. Cherry has served as Chief Executive Officer and Director of Eagle Creek Renewable Energy, LLC, a privately owned developer and operator of hydroelectric generating facilities, since June 2011. Mr. Cherry is also the Principal Founder and Chief Executive Officer of Energy 5.0 LLC, a privately held energy solutions company established in November 2006, that develops, finances, constructs and operates complex renewable energy production facilities. Mr. Cherry has over 40 years' experience in the energy sector. He served as Executive Vice Chairman of the Board of Northern Power Systems, Inc., a wind energy company from August 2008 to July 2009 and Chief Executive Officer from August to December 2008. In February 2007, Mr. Cherry joined the Board of Directors of Distributed Energy Systems Corporation (NASDAQ:DESC), a renewable energy generation and technology equipment manufacturer, and became Chairman of the Board in August 2007. In October 2007, Mr. Cherry was named Chief Executive Officer and served until August 2008, at which time he also left the Board. Distributed Energy Systems Corporation filed for Chapter 11 bankruptcy protection in June 2008. Prior to that, Mr. Cherry was Chief Executive Officer of the Foster Wheeler Global Power Group, one of the two major business groups of Foster Wheeler Limited (NASDAQ:FWLT), a provider of construction and engineering services, from November 2002 until June 2006. Prior to his tenure at Foster Wheeler, Mr. Cherry was a member of the senior management team of the Oxbow Group for 17 years. Mr. Cherry was the President and Chief Operating Officer of the Oxbow Energy and Minerals Group and played a key leadership role in the creation and growth of Oxbow's global energy activities. In addition to CDTi, Mr. Cherry serves on the board of Fabrico, Inc. Mr. Cherry began his career as a Nuclear Engineer at United Nuclear Corporation and holds a BS degree in Chemistry and MS degree in Nuclear Engineering, both earned at the University of Illinois.

Mr. Cherry’s experience as a director of public companies, over 40 years of experience in the energy sector and performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Mungo Park, Director. Mr. Park has been a Director of CDTi since September 2009 and served as Chairman from September 2009 to October 2010. Mr. Park is the Chairman and Founder of Innovator Capital Limited, a financial services company of London, England established in 2003. He has over 30 years of investment banking experience, focusing primarily on the technology, industrial technology and the biomedical industries.

Mr. Park’s fundraising experience and experience in advising “Greentech” companies on financial matters led the Board to conclude that he should be nominated to continue to serve as a Director of CDTi.

Executive Officers

Christopher J. Harris, President and Chief Executive Officer. Mr. Harris was appointed President and Chief Executive Officer in July 2014. Prior to that, he served as Chief Operating Officer and Vice President – Integrated Supply Chain and Research and Engineering from April 2012 to July 2014. Mr. Harris joined CDTi as Chief Operations Officer in October 2010, following the business combination of CDTi and Catalytic Solutions, Inc. Mr. Harris served as President of Catalytic Solutions, Inc.'s catalyst business from August 2008 to October 2010. Mr. Harris has more than 25 years of technical, commercial and general management experience in both privately-held and publicly-traded specialty chemicals and materials companies. From May 2007 to August 2008, Mr. Harris served as Chief Operating Officer of Aculon, Inc., an early-stage nanotechnology company, and prior to that, he was Global Vice President/General Manager of Avery Dennison Corporation's (NYSE:AVY) Performance Polymers business. Earlier in his career, Mr. Harris held various management positions in North America and Europe during eleven years with Rohm and Haas Company, acquired by The Dow Chemical Company (NYSE:DOW) in 2009. Mr. Harris earned his BS degree in Chemical Engineering from Cornell University and completed graduate business coursework at Temple University.

Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President. Dr. Golden has served as Chief Technology Officer and Vice President – Business Development and Strategy since April 2012. Dr. Golden joined CDTi as Chief Technical Officer in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. Dr. Golden is one of the founders of Catalytic Solutions, Inc. and the developer of its technology and had served as the Chief Technical Officer and Director of Catalytic Solutions, Inc. since 1996. From 1994 to late 1995, Dr. Golden was the Research Director for Dreisbach Electromotive Incorporated, a developer of advanced batteries based in Santa Barbara, California. Dr. Golden received his doctorate in Material Science at Imperial College of Science and Technology in London, England. Dr. Golden did extensive post-doctoral work at the University of California, Santa Barbara, and the University of Queensland, Australia in ceramic oxide and mixed metal oxide materials.

Pedro J. Lopez-Baldrich, General Counsel, Corporate Secretary and Vice President, Administration. Mr. Lopez-Baldrich has served as General Counsel and Vice President, Administration since September 2013 and Corporate Secretary since December 2013. He served as a member of the Office of the Chief Executive Officer from December 2013 to July 2014. Mr. Lopez-Baldrich has over 15 years of legal and operational experience in both public and private companies. Prior to joining CDTi, from August 2005 to March 2012, he served as General Counsel, Secretary and Vice President of Operations for Patagonia, Inc., a global designer and manufacturer of outdoor clothing and gear. From May 2001 to August 2005, he served as in-house counsel for Burton Snowboards, a snowboard manufacturer. Prior to joining Burton Snowboards, Mr. Lopez-Baldrich was an attorney with Blank Rome LLP practicing in their Corporate, Mergers & Acquisitions and Securities Department. Mr. Lopez-Baldrich holds a BS degree in International Business from Drake University and Master of Law degree from Georgetown University as well as a Juris Doctorate from St. John’s University.

David E. Shea, Chief Financial Officer and Treasurer. Mr. Shea was appointed Chief Financial Officer in July 2014 following his service as Corporate Controller from April 2014 to July 2014 and Vice President of Finance from May 2013 to July 2014. Mr. Shea has served as Treasurer since May 2013. Mr. Shea joined CDTi as Corporate Controller in October 2010, following the business combination of CDTi and Catalytic Solutions, Inc. Mr. Shea served as Corporate Controller of Catalytic Solutions, Inc. from 2009 and as Manager of Financial Planning and Analysis from October 2005 to 2009. Mr. Shea has over 20 years of financial management experience in a number of different industries. From 2001 to 2005, Mr. Shea served as Director of Finance for ENCO Utility Services, a privately held utility services outsourcing provider. From 1998 to 2001, Mr. Shea was the Manager of Business Planning and Development for Edison Enterprises, an unregulated subsidiary of Edison International (NYSE:EIX). From 1986 to 1998, Mr. Shea held several of financial positions, the last being Manager of Material Estimating and Cost Management at Northrop Grumman (NYSE:NOC). Mr. Shea received a BA degree in Economics/Mathematics from the University of California at Santa Barbara and MBA degree from the University of Southern California Marshall School of Business.

PROPOSAL No. 1

ELECTION OF DIRECTORS

The Nominees

We are asking you to vote for the election of six (6) nominees as Directors of CDTi. Each of the nominees is currently a Director of CDTi and was selected by the Board of Directors upon the recommendation of the Compensation and Nominating Committee of the Board. The term of office of each Director is until the 2016 annual meeting or until a successor is duly elected or, if before then, a Director resigns, retires or is removed by the stockholders.

The following table sets forth certain information with respect to each person nominated and recommended to be elected as a Director of CDTi.

Name	Age	Director Since
Charles R. Engles, Ph.D.	67	2010
Matthew Beale	48	2014
Dr. Till Becker	57	2015
Lon E. Bell, Ph.D.	74	2013
Bernard H. “Bud” Cherry	75	2010
Mungo Park	59	2009

Biographical information for each nominee, including the reasons that we believe they should continue to serve as Directors, is included under “Directors and Executive Officers of CDTi—Directors”.  Details concerning Directors’ compensation for the year ended December 31, 2014 are included under “Director Compensation”.

Availability

The nominees have all consented to stand for election and to serve, if elected. Dr. Engles has indicated that he would, if reappointed by the Board as Chairman, accept the position as Chairman. If one or more of the above nominees becomes unavailable or declines to accept election as a Director, votes will be cast for a substitute nominee, if any, designated by the Board on recommendation of the Compensation and Nominating Committee. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent, unless the Board reduces the number of Directors and eliminates the vacancy.

Plurality Voting

Under Delaware law and CDTi’s By-laws, a vote by a plurality of the shares voting is required for the election of Directors. Under plurality voting, Directors who receive the most “For” votes are elected; there is no “Against” option and votes that are “withheld” or not cast are disregarded in the count. If a nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee in any future decision on nominations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the Chief Executive Officer, or person or persons performing similar functions, and other members of the senior management team, and provides an oversight function for the Chief Executive Officer’s execution of overall business strategy and objectives. The Board acts as an advisor and counselor to senior management and validates business strategy and direction. The Board’s primary function is to monitor the performance of senior management and facilitate growth and success by providing mentoring and actionable business advice honed by substantial substantive knowledge of the Company's business and history tempered with significant outside business experience.

Our By-laws state that the number of Directors shall be determined from time to time by the Board of Directors or by the stockholders. On February 9, 2015, our Board of Directors fixed the number of Directors at six (6).

Each Director shall be elected for a term of one year and until a successor is duly elected or until the Director shall sooner resign, retire, become deceased or be removed by the stockholders. Any Director may be removed by the stockholders with or without cause at any time. Any Director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such Director to the Chairman, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Vacancies in the Board may be filled by a majority of the Directors then in office (although less than a quorum), by the sole remaining Director, or by the stockholders. Any decrease in the authorized number of Directors shall not become effective until the expiration of the term of the Directors then in office unless, at the time of such decrease, there shall be vacancies on the Board that are being eliminated by the decrease. The Board is currently comprised of a Non-Executive Chairman and five Non-Executive Directors.

Director Independence

The Board of Directors has affirmatively determined that each of Charles R. Engles, Ph.D., Matthew Beale, Dr. Till Becker, Lon E. Bell, Ph.D., Bernard H. “Bud” Cherry and Mungo Park is “independent” under the NASDAQ listing standards. In addition, the Board of Directors has determined that the members of CDTi’s Audit and Compensation and Nominating Committees, Dr. Engles, Mr. Beale and Mr. Cherry are “independent” under the heightened independence standards applicable to Committee members under applicable NASDAQ listing standards and SEC rules.

2014 Meetings and Attendance

During 2014, the Board held twenty-one meetings. All Directors attended at least 75% or more of the aggregate number of meetings of the Board and Board Committees on which they served. All Directors standing for re-election attended the 2014 annual meeting of CDTI held on May 21, 2014, except for Mr. Beale who joined the Board on September 4, 2014 and Dr. Becker who joined the Board on February 9, 2015. CDTi has a formal policy mandating Director Attendance at annual meetings.

Executive Sessions

In 2014, the Non-Executive Directors met in executive session of the Board on six occasions; the members of the Audit Committee met in executive session on six occasions; and the Compensation and Nominating Committee met in executive session on seven occasions. The policy of the Board is to hold at least two executive sessions of the Board annually and executive sessions of committees when needed.

Board Leadership Structure

The CDTi Board is led by a Chairman who is a Non-Executive Director selected by the full Board on nomination of the Compensation and Nominating Committee. The Board believes that the Chairman is responsible for Board leadership and the Chief Executive Officer is responsible for leading the management, employees and operations of CDTi and that these are two distinct and separate responsibilities. The Board believes this leadership structure is efficient and promotes good corporate governance. However, the Board continues to evaluate its leadership structure and may change it, if, in the opinion of the Board, a change is required by the needs of CDTi’s business and operations.

Risk Oversight

The Board of Directors exercises ultimate risk oversight responsibility for CDTi directly and through its committees. The direct role for the Board is to assist management in identifying risk, to evaluate management’s performance in managing risk, and, when appropriate, to request information and data to assist in that process. The Board believes that its leadership structure of a separate Chairman and Chief Executive Officer enhances the Board’s assessment of risk. The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation and Nominating Committee oversees risks relating to CDTi’s compensation policies and practices. Each Committee reports its activities and recommendations to the Board, including assessment of risk, when appropriate.

COMMITTEES OF THE BOARD

The standing Committees of the Board of Directors are an Audit Committee, Compensation and Nominating Committee and Technology Committee. Special committees may be formed from time to time as determined by the Board of Directors. The Charters of the Audit Committee and Compensation and Nominating Committee are available on CDTi’s website at www.cdti.com under “Investor Relations”. The following table sets out the current membership of the standing Committees of our Board of Directors and the number of Committee meetings held in 2014:

Name	Audit	Compensation and Nominating	Technology
Charles R. Engles, Ph.D.	X	X
Matthew Beale	Chairman	X
Dr. Till Becker			X
Lon E. Bell, Ph.D.			Chairman
Bernard H. “Bud” Cherry	X	Chairman
Mungo Park			X
Number of Meetings in 2014	8	9	4

Audit Committee

The Audit Committee is responsible for oversight of accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper record keeping, accounting or disclosure. The Audit Committee is also responsible for reviewing transactions with related parties, regardless of the amount of such transaction. The Board has also constituted the Audit Committee as a Qualified Legal Compliance Committee in accordance with SEC regulations.

In the opinion of the Board, each of the members of the Audit Committee has both business experience and an understanding of generally accepted accounting principles and financial statements enabling them to effectively discharge their responsibilities as members of that Committee.

Audit Committee Financial Expert

The Board has determined that Matthew Beale is an audit committee financial expert within the meaning of SEC regulations. In making this determination the Board considered Mr. Beale’s formal training, extensive experience in accounting and finance and his prior service with other reporting company’s under the Securities Exchange Act. The Board has also determined that Mr. Beale is “independent,” as independence for audit committee members is defined in the NASDAQ listing standards.

Compensation and Nominating Committee

Compensation

The Compensation and Nominating Committee is responsible for the oversight and determination of executive compensation. For outside adviser services, the Compensation and Nominating Committee is responsible for the engagement and compensation of independent compensation consultants, legal advisors and other advisers, and the oversight of their activities and evaluation of their independence. Among other things, the Committee reviews, recommends and approves salaries and other compensation of the Company’s eligible employees, administers the Company’s Management Short Term Incentive Plan and the Company’s long-term incentives under the Company’s Stock Incentive Plan (including reviewing, recommending and approving equity grants to eligible employees) and Executive Long Term Incentive Plan.

Executive compensation awards are approved by the Compensation and Nominating Committee on recommendation of the Chief Executive Officer, except that the compensation of the Chief Executive Officer is determined by the Committee itself. Compensation of executives is considered for approval by the Board of Directors upon the recommendation of the Compensation and Nominating Committee.

In determining executive compensation, the Committee considers:

•         the executive’s performance in light of Company goals and objectives;

•         competitive market data at comparable companies;

•         our overall budget for base salary increases; and

•         such other factors as it shall deem relevant.

The Compensation and Nominating Committee is authorized to engage and retain independent third party compensation and legal advisors to obtain advice and assistance on all matters related to executive compensation and benefit plans, as well as external consultants to provide independent verification of market position and consider the appropriateness of executive compensation.

Nominating

The Compensation and Nominating Committee also identifies Director Nominees for election to fill vacancies on CDTi’s Board. Nominees are considered for approval by the Board on recommendation of the Committee. In evaluating nominees, the Committee seeks candidates of high ethical character with significant business experience at the senior management level who have the time and energy to attend to Board responsibilities. Candidates should also satisfy such other particular requirements that the Committee may consider important to CDTI’s business at the time. When a vacancy occurs on the Board, the Committee will consider nominees from all sources, including stockholders, nominees recommended by other parties, and candidates known to the Directors or CDTi’s management. The Committee may, if appropriate, make use of a search firm and pay a fee for services in identifying candidates. The best candidate from all evaluated will be recommended to the Board to consider for nomination.

The Compensation and Nominating Committee does not have a formal affirmative diversity policy for identifying nominees for the Board of Directors. When evaluating nominees, however, the Committee considers itself diversity neutral and examines a candidate’s background, experience, education, skills and individual qualities that could contribute to heterogeneity and perspective in Board deliberations.

Stockholders who wish to recommend candidates for consideration as nominees should furnish in writing detailed biographical information concerning the candidate to the Committee addressed to the Secretary of CDTi at 1621 Fiske Place, Oxnard, California, 93033, U.S.A. No material changes have been made to the procedures by which security holders may recommend nominees to CDTi’s Board of Directors.

Technology Committee

On February 20, 2014, the Board of Directors established the Technology Committee, whose responsibility is to represent and assist the Board of Directors in its review and oversight of the Company’s technology strategy and investment in research and development and technological and scientific initiatives and to review and identify specific technology, science and innovation matters that could have a significant impact on Company operations.

CORPORATE GOVERNANCE

The Board is committed to sound and effective corporate governance principles and practices. The role of our Board of Directors is to effectively govern the affairs of our Company for the benefit of our stockholders. Our Board of Directors strives to ensure the success and continuity of our Company and its mission through the election and appointment of qualified management. It is also responsible for ensuring that CDTi’s activities are conducted in a responsible and ethical matter.

Code of Business Ethics and Conduct

The Board has adopted a Code of Ethics and Business Conduct (the “Code”) that applies to all employees, executive officers and Directors. A copy of the Code is available free of charge on written or telephone request to Investor Relations, CDTi, 1621 Fiske Place, Oxnard, California 93033, U.S.A., or +1 805 639 9458. The Code is also available on CDTi’s website at www.cdti.com under “Investor Relations”. Changes to the Code or waivers granted under the Code will be posted on CDTi’s website at www.cdti.com under “Investor Relations”.

Communicating with the Board of Directors

Stockholders and other interested parties may contact any of CDTi’s Directors, including the Chairman or the Non-Executive Directors as a group, by writing a letter to the CDTi Director(s) c/o Secretary, CDTi, 1621 Fiske Place, Oxnard, California 93033, U.S.A. Communications will be forwarded directly to the Chairman, unless a different Director is specified.

Corporate Governance Materials

Materials relating to corporate governance at CDTi are published on our website at www.cdti.com under “Investor Relations”.

  Board of Directors—Background and Experience
  Audit Committee Charter
  Compensation and Nominating Committee Charter
  Code of Ethics and Business Conduct
  By-laws of Clean Diesel Technologies, Inc.
  Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

Transactions with Related Parties

Since January 1, 2013, aside from those transactions listed below and compensation and other arrangements described elsewhere in this Proxy Statement, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 or one percent of the Company’s average total assets at year end for the last two completed fiscal years and in which any of the Company’s Directors, executive officer, persons who we know hold more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement.

Lon E. Bell, Ph.D.

On July 3, 2013, we completed a public offering under an existing shelf registration statement in which our Director Lon E. Bell, Ph.D. participated. We sold Dr. Bell 80,000 units for $1.25 per unit, with each unit consisting of one share of common stock and one half of a warrant to purchase one share of common stock with an exercise price of $1.25 per share.

Derek R. Gray

In July 2013, we sold 54,347 shares of common stock to our former Director, Derek R. Gray, in a private placement pursuant to an agreement dated June 28, 2013. The shares were sold at $1.84 per share.

Kanis S.A.

We have entered into certain transactions involving the issuance of indebtedness by us to Kanis S.A., a former holder of more than five percent of our outstanding shares of common stock.  For more information, see Note 9 to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on March 18, 2015.

In connection with these transactions, we have issued equity securities to Kanis S.A. in return for Kanis S.A. agreeing to loan funds to us or amend related debt instruments and/or agreements, including the issuance on: (i) December 30, 2010 of warrants to acquire up to 25,000 shares of common stock at $10.40 per share in connection with the entry into a loan commitment letter on such date providing for a loan by Kanis S.A. to us of $1.5 million; (ii) July 3, 2013 of 188,000 shares of common stock and warrants to acquire up to 94,000 shares of common stock at $1.25 per share in satisfaction of a $100,000 payment premium due June 30, 2013 and $135,000 of accrued interest as of June 30, 2013 relating to an 8% promissory note due 2016 in the aggregate principal amount of $1.5 million; (iii) on February 16, 2012 of warrants to acquire up to 5,000 shares of common stock at $3.80 per share in connection with an amendment to our 8% subordinated convertible note due 2016 issued pursuant to a subordinated notes commitment letter dated April 11, 2011; (iv) on July 27, 2012 of warrants to acquire up to 45,000 shares of  common stock at $2.09 per share in connection with a 8% promissory note in the principal amount of in the initial aggregate principal amount of $3.0 million; and (v) on November 11, 2014 of warrants to acquire up to 80,000 shares of common stock at $1.75 per share in connection with the entry into a letter agreement amending the terms of various loans made by Kanis S.A. to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to CDTi’s executive officers, Directors and greater than ten percent beneficial owners during the year ended December 31, 2014 were complied with.

DIRECTOR COMPENSATION

Summary Director Compensation Table

The following table shows all compensation earned by CDTi’s Non-Executive Directors in 2014.

Name	Fees Earned or Paid in Cash	Stock Awards[1]	Option Awards[2]	All Other Compensation[3]	Total
Charles R. Engles, Ph.D.[5]	$56,805	$42,527	─	─	$99,332
Matthew Beale.[6]	$14,277	$21,437	─	─	$35,714
Lon E. Bell, Ph.D.[7]	$45,000	$42,527	─	─	$87,527
Bernard H. “Bud” Cherry[8]	$47,343	$42,527	─	─	$89,870
Alexander “Hap” Ellis, III[9]	$33,250	$42,527	─	─	$75,777
Derek R. Gray[10]	$18,604	─	─	$20,000	$38,604
Mungo Park[11]	$35,000	$42,527	─	─	$77,527

1 The amounts indicated do not necessarily correspond to any actual value that will be realized by a recipient. Such amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Pursuant to GAAP, the grant date fair value of the awards granted to each Director, except Mr. Beale, was $42,527, which was based on the grant date fair value per share of $2.41, the closing price of our common stock on May 21, 2014. For Mr. Beale, the grant date fair value was $21,437, which was based on the grant date fair value per share of $2.23, the closing price of our common stock on September 4, 2014. As of December 31, 2014, the following unvested stock awards were held by current members of the Board of Directors: Dr. Engles, 5,882 shares; Mr. Beale, 9,613 shares; Dr. Bell, 5,882 shares; Mr. Cherry, 5,882 shares; and Mr. Park, 5,882 shares.

2 As of December 31, 2014, the following outstanding option awards were held by current members of the Board of Directors: Dr. Engles, 15,000 shares; Mr. Cherry, 15,000 shares; and Mr. Park, 15,000 shares.

3 The Company entered into a five-month consulting agreement with Mr. Gray on September 1, 2014, whereby Mr. Gray agreed to provide market research and assessment of business opportunities in the UK and Europe in exchange for a total payment of $25,000.

5 Dr. Engles has served as Chairman of the Board of Directors since September 29, 2014. He served as Chairman of the Audit Committee from May 21, 2014 through September 4, 2014. He is a current member of the Audit Committee and the Compensation and Nominating Committee.

6 Mr. Beale joined the Board of Directors on September 4, 2014 and serves as the Chairman of the Audit Committee. He has served as a member of the Compensation and Nominating Committee since September 29, 2014.

7 Dr. Bell is Chairman of the Technology Committee.

8 Mr. Cherry is Chairman of the Compensation and Nominating Committee and has served as a member of the Audit Committee since September 29, 2014.

9 Mr. Ellis served as Chairman of CDTi’s Board of Directors and a member of the Audit Committee and Compensation and Nominating Committee through September 29, 2014.

10 Mr. Gray served as a member of CDTi’s Board of Directors and as Chairman of the Audit Committee through May 21, 2014.

11 Mr. Park is a member of the Technology Committee.

Narrative to Director Compensation Table

During 2014, CDTi’s Non-Executive Directors were compensated based on the following fee schedule:

Description	Compensation
Board Member Retainer • Includes four in-person meetings • Includes four telephonic meetings Additional Compensation: Additional in-person meetings Additional telephonic meetings

$25,000 per year; plus an annual award of restricted share units valued at $30,000, with timing and vesting to be at the discretion of the Board on the recommendation of the Compensation and Nominating Committee

$1,500 each meeting

$500 each meeting

Audit Committee Retainers:

  Chairman (in addition to Member Retainer)
  Committee Member
    Includes four in-person meetings
    Includes four telephonic meetings

Additional Compensation:

  Additional in-person meetings
  Additional telephonic meetings

$10,000 per year $5,000 per year $1,500 each meeting $500 each meeting

Compensation and Nominating Committee Retainers:

  Chairman (in addition to Member Retainer)
  Committee Member
    Includes four in-person meetings

Additional Compensation:

  Additional in-person meetings
  Telephonic meetings

$7,500 per year $5,000 per year $1,500 each meeting $500 each meeting

Technology Committee Retainers:

  Chairman (in addition to Member Retainer)
  Committee Member
    Includes four in-person meetings
    Includes four telephonic meetings

Additional Compensation:

  Additional in-person meetings
  Additional telephonic meetings
$7,500 per year $5,000 per year $1,500 each meeting $500 each meeting

Fees earned by the Non-Executive Directors are generally paid in cash quarterly during the period earned. Restricted stock unit awards to Non-Executive Directors will be, under the current policy of the Board, granted under the Stock Incentive Plan and vest over time.

On December 4, 2013, the Board of Directors elected to postpone the 2013 portion of Non-Executive Director compensation payable in stock options until a later date. On May 21, 2014, the Board of Directors, upon recommendation of the Compensation and Nominating Committee, approved an award of 5,882 restricted stock units with an aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of $14,176 for each current Non-Executive Director in lieu of the stock option portion of Non-Executive Director compensation not awarded in 2013.

On December 3, 2014, following a review of the Director Compensation structure and upon recommendation of the Compensation and Nominating Committee, the Board of Directors approved a retainer for the role of Chairman of the Board of Directors at a rate of $35,000 per year, effective beginning with Dr. Engles’ appointment as Chairman on September 29, 2014.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of common stock as of March 24, 2015 by: 1) each person known to CDTi to beneficially own more than five percent of its outstanding shares of common stock; 2) each of the Directors (including all nominees for Director); 3) CDTi’s “Named Executive Officers” as set forth in the Summary Compensation Table included under “Executive Compensation”; and 4) all current Directors and executive officers as a group at such date.

Unless otherwise noted below, the address of each beneficial owner listed in the table is in care of CDTi, 1621 Fiske Place, Oxnard, California, 93033.

	Beneficial Ownership of Common Stock
Beneficial Owner Name and Address	Number of Shares [1]	Percentage Owned [2]
>5% Holders:
N/A	─	─
Directors, Named Executive Officers and all Directors and Executive Officers as a Group:
Charles R. Engles, Ph.D., Chairman of the Board [3]	45,875	*
Matthew Beale, Director [4]	9,613	*
Dr. Till Becker, Director [5]	4,170	*
Lon E. Bell, Ph.D., Director [6]	137,646	1.0%
Bernard H. “Bud” Cherry, Director [7]	44,110	*
Mungo Park, Director [8]	32,646	*
Christopher J. Harris, President and Chief Executive Officer [9]	90,880	*
Nikhil A. Mehta, Former Chief Financial Officer	─	*
Pedro J. Lopez-Baldrich, General Counsel, Corporate Secretary and Vice President [10]	14,635	*
Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President [11]	123,592	*
David E. Shea, Chief Financial Officer [12]	49,675	*
All Directors and Executive Officers as a Group (10 persons) [13]	552,842	3.8%

_____

* less than 1%

1 To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon 1) exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date; and 2) vesting of restricted stock units held by that person that vest within 60 days of the determination date, which is March 24, 2015 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants or restricted stock units, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

2 The percent of CDTi beneficially owned is based on 14,187,202 shares of Clean Diesel common stock issued and outstanding on March 24, 2015.

3 For Dr. Engles, includes 15,000 shares subject to options immediately exercisable and 5,882 shares subject to restricted share units issuable within 60 days.

4 For Mr. Beale, reflects 9,613 shares subject to restricted share units issuable within 60 days.

5 For Dr. Becker, includes 4,170 shares subject to restricted share units issuable within 60 days.

6 For Dr. Bell, includes a warrant to acquire 40,000 shares at $1.25 per share and 5,882 shares subject to restricted share units issuable within 60 days. All shares and the warrant are held in the Bell Family Trust for which Dr. Bell serves as Trustee.

7 For Mr. Cherry, includes 15,000 shares subject to options immediately exercisable and 5,882 shares subject to restricted share units issuable within 60 days.

8 For Mr. Park, reflects 15,000 shares subject to options immediately exercisable and 5,882 shares subject to restricted share units issuable within 60 days.

9 For Mr. Harris, includes 61,517 shares subject to options immediately exercisable and 16,430 shares subject to restricted share units issuable within 60 days.

10 For Mr. Lopez-Baldrich, includes 4,610 shares subject to restricted share units issuable within 60 days.

11 For Dr. Golden, includes 74,821 shares subject to options immediately exercisable and 20,567 shares subject to restricted share units issuable within 60 days. 8,556 shares are held in the Golden Family Trust for which Dr. Golden serves as Trustee.

12 For Mr. Shea, includes 28,529 shares subject to options immediately exercisable and 11,693 shares subject to restricted share units issuable within 60 days.

13 Includes warrants to acquire 40,000 shares, 209,867 shares subject to options immediately exercisable and 90,611 shares subject to restricted share units issuable within 60 days.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth information for the year indicated with respect to compensation earned by 1) the individuals who served as Chief Executive Officer and as members of the Office of the CEO in 2014; and 2) the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2014, other than individuals who served as Chief Executive Officer or members of the Office of the CEO in 2014, and who earned more than $100,000 during such year. We refer to each of these individuals in this Proxy Statement as a “Named Executive Officer.”

		Salary ($)[2]	Bonus ($)[3]	Stock Awards ($)[4]	Non-Equity Incentive Plan Compensation ($)[5]	All Other Compensation ($)[6]	Total ($)
Name and Principal Position[1]	Year
Christopher J. Harris	2014	$251,442	─	$66,665	$49,000	$360	$367,467
President and Chief Executive Officer	2013	$248,558	─	$40,921	$42,600	$374	$332,453

Nikhil A. Mehta	2014	$310,000	─	$82,663	$31,000	$41,220	$464,883
Former Chief Financial Officer	2013	$310,000	─	$50,744	$54,405	$25,880	$441,029

Pedro J. Lopez-Baldrich	2014	$241,731	─	$199,165	$27,000	$231	$468,127
General Counsel and Vice President	2013	$59,231	─	─	$6,882	$20,100	$86,213

Stephen J. Golden, Ph.D.	2014	$300,000	─	$79,998	$36,000	$690	$416,688
Chief Technology Officer and Vice President	2013	$300,000	─	$54,566	$33,120	$690	$388,376

David E. Shea[7] Chief Financial Officer	2014	$163,750	$10,000	$39,750	$24,300	$304	$238,104

1 On December 5, 2013, the Board appointed Nikhil A. Mehta and Pedro J. Lopez-Baldrich to serve as members of the Office of the CEO. On July 2, 2014, the Board appointed Christopher J. Harris to serve as President and Chief Executive Officer and accordingly eliminated the Office of the CEO. On July 31, 2014, the Board appointed Mr. Shea to serve as Chief Financial Officer replacing Mr. Mehta, who resigned on July 31, 2014 and remained employed in a transitional capacity through August 30, 2014.

2 The Company has entered into employment agreements with each of Mr. Harris, Mr. Mehta, Mr. Lopez-Baldrich, Dr. Golden and Mr. Shea and a separation agreement with Mr. Mehta. Consistent with the terms of each employment agreement, the Company reviews the base salaries of executive officers employed by the Company on an annual basis, and has and may from time to time make adjustments to the base salary amount.

3 The Company awards discretionary bonuses to executive officers based upon individual performance from time to time. In 2014, prior to his appointment to Chief Financial Officer, Mr. Shea was awarded a bonus in recognition for significant services and ongoing contributions.

4 The amounts indicated do not necessarily correspond to any actual value that will be realized by a recipient. Such amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the awards reported in the Summary Compensation Table, see Note 12 to the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2014.

5 The amounts in this column represent cash incentive awards made by the Company under the 2014 Management Short Term Incentive Plan (“STIP”) based upon Company and personal performance targets. Cash incentive payments earned under the STIP were based upon a target eligibility of 60% of base salary for Mr. Harris, and 40% of base salary for each of Mr. Lopez-Baldrich, Dr. Golden and Mr. Shea, and are payable by the second quarter of the following year, provided the participant is employed by the Company at such time. Mr. Mehta’s target eligibility of 50% for the 2014 STIP was pro-rated and paid per the terms of a separation agreement and release dated July 31, 2014 which provided for a pro-rated payment of $27,125 although Mr. Mehta received an additional $2,875 for a month of transitional services for a total pro-rated payment of $31,000.

6 The amounts indicated reflect dollar value of premiums paid by CDTi for group term life and accidental death and dismemberment insurance and the following additional amounts: (i) Mr. Mehta’s amount for 2013 includes $2,000 per month for a housing allowance totaling $24,000, and amount for 2014 includes (a) $2,000 per month housing allowance through August totaling $16,000, and (b) $23,846 vacation accrual paid upon termination; and (ii) Mr. Lopez-Baldrich’s amount for 2013 includes a $20,000 employment signing bonus.

7 Mr. Shea first became a named executive officer of the Company in 2014.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We entered into an employment agreement with Mr. Harris on March 25, 2014 (the “Original Employment Agreement”), which was amended and restated on December 22, 2014 (the “Amended Employment Agreement”), and employment agreements with Mr. Shea on December 22, 2014, Mr. Mehta on May 2, 2012 and Mr. Lopez-Baldrich on March 25, 2014. We also entered into a separation agreement with Mr. Mehta on July 31, 2014. Our subsidiary, Catalytic Solutions, Inc. (“CSI”), entered into an employment agreement with Dr. Golden on October 17, 2006.

The employment agreements provide for an annual base salary of $250,000 for Mr. Harris under his Original Employment Agreement, $275,000 for Mr. Harris, under his Amended Employment Agreement effective as of December 1, 2014, $310,000 for Mr. Mehta, $250,000 for Mr. Lopez-Baldrich, $257,500 for Dr. Golden, and $225,000 for Mr. Shea, subject to potential adjustments based on an annual review of each named executive officer’s salary. Under his employment agreement, Mr. Mehta was eligible to receive a monthly housing allowance of $2,000.

The employment agreements also provide for certain incentive compensation, including:

•        for Mr. Harris, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by the Board, (ii) an annual bonus based on the Company’s achievement of financial objectives established by the Board and Mr. Harris’ achievement of agreed upon personal business objectives, which varies from 0% to 68% of base salary with a target of 40% of such base salary under his Original Employment Agreement and 0% to 102% of Mr. Harris’ base salary with a target of 60% of such base salary under his Amended Employment Agreement;

•        for Mr. Mehta, (i) RSUs covering 81,699 shares of common stock granted on February 22, 2012, with 1/3 vesting on each of March 20, 2013, 2014 and 2015; (ii) non-qualified stock options granted on February 22, 2012, having an exercise price equal to the closing price of a share of our common stock as reported on the NASDAQ on such date, with 1/3 vesting on each of the first, second and third anniversaries of the grant date; and (iii) an annual bonus based on the Company’s achievement of financial objectives established by the Board which, if earned, varies from 50% to 100% of Mr. Mehta’s base salary;

•        for Mr. Lopez-Baldrich, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by the Board, and (ii) an annual bonus based on the Company’s achievement of financial objectives established by the Board and Mr. Lopez-Baldrich’s achievement of agreed upon personal business objectives, which varies from 0% to 68% of Mr. Lopez-Baldrich’s base salary with a target of 40% of such base salary;

•        for Dr. Golden, (i) the opportunity to obtain a bonus of up to 60% of his base salary, dependent on the attainment of certain goals and objectives, and (ii) any equity incentive awards that may be granted to Dr. Golden under the Company’s Stock Incentive Plan; and

•        for Mr. Shea, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by the Board, and (ii) an annual bonus based on the Company’s achievement of financial objectives established by the Board and Mr. Shea’s achievement of agreed upon personal business objectives, which varies from 0% to 68% of Mr. Shea’s base salary with a target of 40% of such base salary.

On July 31, 2014, Mr. Mehta and the Company entered into a separation agreement and release, pursuant to which the parties agreed:

•        to Mr. Mehta’s resignation, effective as of July 31, 2014, from all officer and director positions with the Company, and that Mr. Mehta remained an employee of the Company in a transitional capacity through August 30, 2014;

•        that Mr. Mehta’s resignation shall be treated as a resignation for good reason under Mr. Mehta’s employment agreement, generally entitling him to the benefits discussed under “—Potential Payments upon Termination of Employment or Change in Control” below;

•        that Mr. Mehta shall be entitled to receive the payments and benefits specified in his employment agreement upon a resignation for good reason beginning after August 30, 2014;

•        that, in accordance with Mr. Mehta’s employment agreement, the Board exercised its discretion to accelerate the vesting of 27,233 of Mr. Mehta’s stock option awards and 42,036 of Mr. Mehta’s RSU awards on the date of Mr. Mehta’s termination;

•        that Mr. Mehta shall be entitled to receive a prorated annual bonus for 2014; and

•        that Mr. Mehta would continue to be entitled to payment of only those benefits to which he may be entitled under the Company’s Executive Long-Term Incentive Plan as of the date of Mr. Mehta’s termination.

Short-Term Incentives

All executive officers of the Company are eligible to participate in CDTi’s STIP.  Participation levels, business and personal objectives, and financial targets are established and determined by the Board upon recommendation of the Compensation and Nominating Committee and may include an incremental pay scale that includes linear payout levels. Plan payments are determined by CDTi’s senior management with approval of the Compensation and Nominating Committee and the Board of Directors. Individual employee payment recommendations are then submitted to the Company’s Chief Executive Officer, Compensation and Nominating Committee and Board for final approval before any payments can be made. Cash incentives under the STIP are paid out on an annual basis by the end of the second quarter of each year upon review of financial results from the previous year. To be eligible for the cash incentive payout, participants must remain employed by CDTi on the date of the payout.

Upon recommendation by the Compensation and Nominating Committee, on February 20, 2014, the Board set specific performance goals and business target criteria pertaining to the STIP for fiscal 2014. Cash incentive potential was based upon CDTi’s business objectives and financial performance. Criteria for financial performance targets include sales growth, operating income and free cash flow.

Long-Term Incentives

Executive Long-Term Incentive Plan. The Executive Long-Term Incentive Plan was established in 2012 as a cash incentive plan for key executives of the Company. The Plan occurs over three-year periods with the first period having commenced with the Company’s 2012 calendar year. Under the Plan, the Company’s Named Executive Officers and other key executives are provided with specific three-year target incentives based upon their salary, which are payable in cash if the Company achieves certain performance goals set by the Board of Directors for each rolling three-year cycle. Awards are to be paid out following the end of the three-year period if the specified performance goals are met. For example, goals set in calendar year 2012 pertained to calendar years 2012, 2013 and 2014, and became eligible for payment in early calendar year 2015, at the Board of Director’s discretion. The Board of Directors has the discretion to establish new performance goals for subsequent three-year cycles on an annual basis.

Performance goals for the three-year period beginning on January 1, 2012 and ending on December 31, 2014 were not achieved and therefore, no executive was eligible to receive payment under the Plan for calendar year 2014.

Stock Incentive Plan. CDTi has one equity based employee compensation plan, the Stock Incentive Plan (formerly known as the 1994 Incentive Plan), which was approved by our stockholders in 1994 upon adoption and again in 2002 and 2012 upon amendments. We are seeking approval for further amendments to the Plan as discussed under Proposal No. 4 of this Proxy Statement. Under the Plan currently, awards may be granted to participants in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted share units, performance awards, or any combination of the foregoing. Participants in the Plan may be CDTi’s Directors, employees, consultants or advisors (except consultants or advisors in capital-raising transactions) as the Directors determine are key to the success of our business. The Compensation and Nominating Committee grants stock options and restricted stock (or restricted share units) as long-term equity incentive awards. These awards are designed to focus management on the long-term success of CDTi and thereby align the interests of the recipients with the interests of the stockholders.

Under the Plan, the Board grants stock option awards and restricted share units upon the recommendation of the Compensation and Nominating Committee. Awards are generally granted annually during the first half of the calendar year. Stock options are granted for a term of not more than ten years and at an exercise price per share equal to fair market value on the grant date.

The following table sets out information as to the grant awards made to the Named Executive Officers during fiscal year 2014.

Name/Award Type [1]	Grant Date	Number of Shares	Vesting
Christopher J. Harris Restricted Share Units	03/13/2014	13,831	33.3% on each March 20th of 2015, 2016 and 2017
Nikhil A. Mehta Restricted Share Units	03/13/2014	17,150	33.3% on each March 20th of 2015, 2016 and 2017
Pedro J. Lopez-Baldrich Restricted Share Units	02/20/2014 03/13/2014	50,000 13,831	33.3% on each September 5th 2014, 2015 and 2016 33.3% on each March 20th of 2015, 2016 and 2017
Stephen J. Golden, Ph.D. Restricted Share Units	03/13/2014	16,597	33.3% on each March 20th of 2015, 2016 and 2017
David E. Shea Restricted Share Units	02/20/2014	15,000	33.3% on each March 20th of 2015, 2016 and 2017

In connection with Mr. Mehta’s resignation as Chief Financial Officer, the Board of Directors accelerated vesting under certain of Mr. Mehta’s equity awards. Please see footnote two to the “Outstanding Equity Awards at Fiscal Year-End” table elsewhere in the Proxy Statement.

Potential Payments upon Termination of Employment or Change in Control

The following summarizes the potential payments upon employment termination and change in control events provided for in Mr. Harris’ Amended Employment Agreement and each of Mr. Mehta’s, Mr. Lopez-Baldrich’s and Mr. Shea’s employment agreements:

Reason for Termination	Benefit
Without Cause or Resignation for Good Reason	12 months of annual base salary and health benefits; pro rata bonus; and accrued and unpaid salary and other benefits through the date of separation
Disability	6 months of annual base salary and health benefits; pro rata bonus; and accrued and unpaid salary and other benefits through the date of separation
With Cause, Resignation Without Good Reason, or Upon Mutual Agreement of the Company and Named Executive Officer	Accrued and unpaid salary and other benefits through the date of separation
Without Cause or Resignation for Good Reason Concurrent with or Subsequent to a Change in Control	12 months of annual base salary and health benefits; pro rata bonus; accrued and unpaid salary and other benefits through the date of separation; and immediate vesting of any equity awards

On July 31, 2014, Mr. Mehta and the Company entered into a separation agreement and release.  For more information, see “—Employment Agreements” above.

The following summarizes the potential payments upon employment termination and change in control events provided for in Dr. Golden’s employment agreement:

Reason for Termination	Benefit
Resignation for Good Reason (after giving 30 days’ notice)	24 months of annual base salary and health benefits; pro rata bonus; and payment of accrued and unused vacation days
With Cause or Resignation Without Good Reason (after giving six months’ notice)	Accrued and unpaid base salary; payment of accrued and unused vacation days; and any accrued benefits under CSI’s benefit plans and programs, in each case through the date of his separation
Disability

6 months of annual base salary and health benefits; pro rata bonus; and payment for accrued and unused vacation days, subject to reduction for any benefits provided by CSI under any long-term disability insurance

Without Cause

18 months of annual base salary; six months advance notice prior to such termination or a payment in lieu of notice consisting of base salary, pro-rated bonus and medical coverage or the cost thereof which Dr. Golden would have received if he were given the requisite notice

Death	Pro rata bonus

Various terms such as Good Reason, Disability, and Cause are defined in each Named Executive Officer’s employment agreement. Payment of benefits upon termination under Dr. Golden’s arrangement is subject to a limited exception for violations of the non-compete covenant, and covenants relating to confidentiality and CDTi’s intellectual property in his employment agreement, and the signing of a release. In addition, under Dr. Golden’s employment agreement, if either party gives notice to terminate Dr. Golden’s employment and CSI asks Dr. Golden not to attend work or undertake any or all of Dr. Golden’s duties or gives Dr. Golden additional duties for the purpose of investigating any disciplinary matter, Dr. Golden shall receive base salary and any other benefits and accrued and unpaid bonus if Dr. Golden is being terminated without Cause or at the discretion of CSI’s board of directors, in each case during such leave period.

The Named Executive Officers outstanding stock options and restricted share units were issued under the CDTi Stock Incentive Plan. Under the terms of the Stock Incentive Plan, in the event of termination of employment due to resignation, vested options continue to be exercisable for a period of 90 days and unvested restricted share units cancel. In the case of termination of employment due to death, total disability or normal retirement, vested options continue in force and are exercisable until the expiration of the basic ten-year term, but the unvested portion of any outstanding options terminates and has no effect and restricted share units vest 100% on the date of the termination. In addition, in the event of termination for cause, as provided in the award agreement, all options and restricted share units granted terminate immediately. In the event of a “Change in Control,” the Board may, in its discretion, take actions as it deems appropriate to provide for the acceleration, assumption, continuation, substitution or cash-out of outstanding awards if not so determined in each Named Executive Officer’s employment agreement. Additionally, the Board or Compensation and Nominating Committee may modify, terminate or grant waivers and accelerations with respect to awards under Stock Incentive Plan, subject to the terms and conditions contained therein.

Outstanding Equity Awards at Fiscal Year-End

The following table sets out information as to the Named Executive Officers concerning their unexercised option and unvested stock awards outstanding at December 31, 2014.

	Option Awards [1]				Stock Awards
	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options #Un-exercisable			Number of Shares or Units of Stock That Have Not Vested (#) [2]	Market Value of Shares or Units of Stock That Have Not Vested ($)
			Option Exercise Price ($)	Option Expiration Date
Name

Christopher J. Harris
03/17/2011	12,500	─	$5.68	03/17/2021	─	─
02/22/2012	32,678	16,339	$3.06	02/22/2022	5,446	$9,857
03/20/2013	─	─	─	─	12,748	$23,074
03/13/2014	─	─	─	─	13,831	$25,034
Total	45,178	16,339			32,025	$57,965
Nikhil A. Mehta
03/17/2011	19,000	─	$5.68	02/26/2015	─	─
Total	19,000	─			─	─
Pedro J. Lopez-Baldrich
02/20/2014	─	─	─	─	33,333	$60,333
03/13/2014	─	─	─	─	13,831	$25,034
Total	─	─			47,164	$85,367
Stephen J. Golden, Ph.D.
03/17/2011	16,000	─	$5.68	03/17/2021	─	─
02/22/2012	39,214	19,607	$3.06	02/22/2022	6,536	$11,830
03/20/2013	─	─	─	─	16,999	$30,768
03/13/2014	─	─	─	─	16,597	$30,041
Total	55,214	19,607			40,132	$72,639
David E. Shea
03/17/2011	5,000	─	$5.68	03/17/2021	─	─
05/24/2012	15,686	7,843	$2.41	05/24/2022	2,614	$4,731
03/20/2013	─	─	─	─	8,159	$14,768
02/20/2014	─	─	─	─	15,000	$27,150
Total	20,686	7,843			25,773	$46,649

_____

1 In connection with a separation agreement and release entered into between Mr. Mehta and the Company on July 31, 2014, the Board of Directors accelerated the vesting of Mr. Mehta’s unvested stock options such that 27,233 shares became fully vested on August 30, 2014. Mr. Mehta exercised his fully vested, in-the-money stock options on October 30, 2014. According to the separation agreement and release, Mr. Mehta’s remaining stock option award dated March 17, 2011, if not exercised, would and in fact did expire on February 26, 2015.

Options granted on March 17, 2011 vested 50% on grant date and 50% on March 17, 2012 and those granted on February 22, 2012 and May 24, 2012 vested 33.3% on each of February 22, 2013, 2014 and 2015. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term. Upon resignation, vested options continue to be exercisable for 90 days but unvested options terminate. In the case of death, total disability or retirement, vested options continue in force and are exercisable until the expiration of the original term but unvested options terminate. In the case of cause, all options granted shall terminate and be immediately nonexercisable. Notwithstanding the foregoing, however, if there shall be a “Change in Control,” as defined in the participant’s award agreement, in which seventy five percent (75%) or more of the stock or assets of the Company shall have been acquired by a single person or a control group, then the time within which to exercise this option shall be limited to one hundred eighty (180) days following the Plan participant’s change in status.

2 Stock awards do not vest unless the Named Executive Officer is employed as of the vesting date, other than in the event of death in which case the number of units vest 100%. February 22, 2012 and May 24, 2012 stock awards vested 33.3% on each of March 20, 2013, 2014 and 2015. March 20, 2013 stock awards vested 33.3% on each of March 20, 2014 and 2015 and will vest 33.3% on March 20, 2016. February 20, 2014 and March 13, 2014 stock awards vested 33.3% on March 20, 2015 and will vest 33.3% on each of March 20, 2016 and 2017. Mr. Lopez-Baldrich’s February 20, 2014 stock award vested 33.3% on September 5, 2014 and will vest 33.3% on each of September 5, 2015 and 2016.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2014 regarding the Company’s equity compensation plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights[1]	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights[2]	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)[3]

Equity compensation plans approved by security holders:
Stock Incentive Plan	800,689	$8.74	149,708
Equity compensation plans not approved by security holders:
N/A	─	─	─

_____
1 Includes outstanding restricted share units of 352,766.

2 Excludes the restricted share units described in footnote 1 above because they do not have an exercise price.

3 1,400,000 shares are reserved for issuance under the Stock Incentive Plan.

On April 2, 2015, the Board of Directors adopted resolutions approving amendments to and the restatement of the Stock Incentive Plan, subject to stockholder approval, including an increase in the number of shares reserved for issuance from 1,400,000 to 2,400,000. Please see Proposal No. 4 of this Proxy Statement for a full discussion of the amendments adopted by the Board of Directors for which stockholder approval is being solicited.

REPORT OF THE AUDIT COMMITTEE

As more fully described in its Charter, the Audit Committee assists the Board of Directors in its oversight of CDTi’s corporate accounting and financial reporting process and interacts directly with and evaluates the performance of CDTi’s independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed Clean Diesel’s audited consolidated financial statements for the year ended December 31, 2014 and has met with both management and CDTi’s independent registered public accounting firm, BDO USA, LLP, to discuss those consolidated financial statements. The Audit Committee has discussed with BDO USA, LLP those matters related to the conduct of the audit that are required to be communicated by the independent registered public accounting firm to the Audit Committee under Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”), including BDO USA, LLP’s judgments as to the quality, not just the acceptability, of CDTi’s accounting principles. In addition, the Audit Committee has reviewed and discussed with management the assessment of the effectiveness of CDTi’s internal control over financial reporting.

The Audit Committee discussed with CDTi’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met separately with the independent registered public accounting firm, without management present, to discuss the results of its audit, CDTi’s internal controls and the overall quality of CDTi’s financial reporting.

The Audit Committee has received from BDO USA, LLP the required written disclosures and letter regarding its independence from CDTi, as required by the PCAOB Rule 3526, and has discussed with BDO USA, LLP its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by BDO USA, LLP is compatible with maintaining the auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of CDTi for the year ended December 31, 2014 be included in CDTi’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 18, 2015.

It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that CDTi’s financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of CDTi. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent audit of the consolidated financial statements, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.

The Audit Committee

Matthew Beale, Chairman

Bernard H. “Bud” Cherry

Charles R. Engles, Ph.D.

The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL No. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed the firm of BDO USA, LLP to be CDTi’s independent registered public accounting firm for the year 2015 and the Board of Directors is submitting the appointment of the independent registered public accounting firm to stockholders for ratification at the Annual Meeting. BDO USA, LLP has served as CDTi’s independent registered public accounting firm since September 18, 2012. A representative of BDO USA, LLP is expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and, if the representative desires to do so, to make a statement.

Neither the Company’s By-laws nor other governing documents or applicable law require stockholder ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is, submitting the appointment of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm although the Audit Committee will not be required to select a different independent auditor for the Company. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast on this proposal, assuming a quorum is present at the Annual Meeting, is required to ratify the appointment of BDO USA, LLP.

Audit Fees

The following table presents fees for audit, tax and other services rendered by BDO USA, LLP, our independent registered public accounting firm, for the years ended December 31, 2014 and 2013:

	2014	2013
Audit Fees	$578,974	$492,794
Audit-Related Fees	─	─
Tax Fees	38,031	55,992
All Other Fees	─	─
Total	$617,005	$548,786

In the above table, in accordance with the SEC’s definitions and rules, “Audit Fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s interim financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, “Audit-Related Fees” are fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the financial statements and are not reported as “Audit Fees,” and “Tax Fees” are fees for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

Consistent with SEC rules regarding auditor independence, the Audit Committee has responsibility for appointing, as well as setting the compensation and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee’s policy is to approve in advance an engagement of our independent registered public accounting firm for any audit or non-audit service. All services provided by BDO USA, LLP to CDTi during fiscal 2014, as described above, were approved by the Audit Committee in advance of BDO USA, LLP providing such services.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO USA, LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

PROPOSAL No. 3

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to cast a non-binding advisory vote, commonly known as “say on pay,” to approve the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this Proxy Statement in accordance with Securities and Exchange Commission rules.

As described more fully in this Proxy Statement, our executive compensation program is designed to attract, motivate and retain our named executive officers with the skills required to formulate and drive CDTi’s strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. The program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals and the realization of increased stockholder value. Our Compensation and Nominating Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support of our executive compensation as described in this Proxy Statement. This say on pay proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and procedures described in this Proxy Statement. The vote is advisory, and therefore is not binding on the Company, our Board or our Compensation and Nominating Committee in any way.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board and our Compensation and Nominating Committee value the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

In accordance with the non-binding advisory vote on the frequency of future advisory votes on executive compensation held at our 2013 Annual Meeting of Stockholders, until the next required “frequency” advisory vote is held at the Company’s 2019 Annual Meeting of Stockholders, our Board of Directors plans to hold future non-binding advisory votes on the compensation of our named executive officers on an annual basis. Therefore, the next non-binding advisory vote on the compensation of our named executive officers after the conclusion of this year’s Annual Meeting will be at the Company’s 2016 Annual Meeting of Stockholders.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 3:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion.”

The advisory vote on this Proposal No. 3 will pass if approved by a majority of the votes cast at the Annual Meeting, assuming a quorum is present.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE FOREGOING RESOLUTION BY VOTING “FOR” THIS PROPOSAL.

PROPOSAL No. 4

APPROVAL OF THE CLEAN DIESEL TECHNOLOGIES, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

Introduction

On April 2, 2015, the Board approved, subject to stockholder approval at the Annual Meeting, an amendment and restatement to the Clean Diesel Technologies, Inc. Stock Incentive Plan (the “Plan”), initially approved by stockholders in 1994 and most recently amended and restated with stockholder approval in 2012, to:

  increase the number of shares authorized for issuance under the Plan from 1,400,000 to 2,400,000 shares;
  extend the term for grants of incentive stock options to April 2, 2025;
  adding provisions pertaining to certain performance-based awards designed to allow those awards to qualify for a tax deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), in the case of certain executive officers (referred to as “covered employees” for Section 162(m) purposes) who may have more than $1,000,000 of compensation in a year including provisions (i) adding an aggregate annual 400,000 per individual share limit for performance awards that may be settled in stock and stock appreciation rights and an aggregate annual $2 million per individual limit to performance awards settled only in cash, (ii) specifying certain business or financial performance measures that may be used to establish performance goals that must be achieved during a specified performance period as a condition to payment of performance awards, and (iii) adding specified procedures regarding the process and timing for grant, certification of achievement, and payment of performance awards by the Board or a committee of the Board appointed to administer the Plan (the “Committee”);
  approve the material terms of the performance goals under the Plan for purposes of enabling the ability to grant awards to covered employees under the Plan that are intended to qualify as performance-based compensation that is deductible under Section 162(m); and
  clarify that the Board or Committee may not, without obtaining stockholder approval, amend stock options or stock appreciation rights to reduce the exercise price, exchange such awards for similar awards with a lower exercise price, or cancel such awards with an exercise price above the current stock price in exchange for cash or other securities, except in connection with certain transactions affecting the capitalization of the Company, as compared with the existing Plan which generally prohibits  the Board or Committee from repricing stock options or instituting a program whereby outstanding awards are surrendered or cancelled in exchange for other awards or cash without first obtaining stockholder approval, except for certain transactions similar to those described above affecting capitalization.

Reasons for the Approval of the Amended and Restated Plan

The Plan is our primary vehicle for providing equity incentive compensation to our key employees and directors in our effort to attract, motivate and retain top-level executive talent. We believe that the approval of the amendments to and restatement of the Plan is critical to the Company’s compensation strategy of offering equity incentives to key employees and directors that are competitive with our peer companies. If we cannot hire new top-level employees and retain the exceptional employees and directors who are the lifeblood of the Company, we believe we will be unable to obtain or retain an advantage in the marketplace.

With our compensation strategy, we intend to continue to align the long-term interests of our employees with our stockholders. As such, the Board has structured the equity compensation component of our total compensation “mix” to serve as a potent motivator for driving long-term performance and company value. To that end, we have adopted a “portfolio” approach to managing long-term executive compensation in an effort to: 1) link pay to performance; 2) provide sufficient upside earnings potential for superior achievement; 3) improve our ability to retain key talent; and 4) incorporate long-term vehicles that are cost effective and tax efficient. With regard to tax efficiency, we would only be able to grant certain performance-based awards under the Plan designed to allow the Company a federal income tax deduction under Section 162(m) for certain covered employees if stockholders approve the amended and restated Plan at the Annual Meeting, although, even if approved, the Company may choose to grant equity awards under the Plan not designed to allow the Company such a deduction. Approval of this proposal is intended to constitute approval of the material terms of the performance goals under the Plan for purposes of Section 162(m).

In effect, we believe that the amended and restated Plan is integral to our compensation strategy and necessary to provide the equity incentives that we believe are critical to attract and retain the highly qualified individuals that we need to succeed. If our stockholders do not approve the amended and restated Plan, our Board of Directors or the Committee would need to consider substituting other forms of compensation to ensure that our compensation program provides appropriate incentives for our key employees and directors.

Considerations for the Amended and Restated Plan

Our Board has given careful consideration to each of the changes reflected in the amended and restated Plan, highlighting their importance to align the long-term interests of our employees with our stockholders and to maintain the good corporate governance practices that we require.

In its determination to increase the number of shares reserved for issuance under the Plan from 1,400,000 to 2,400,000, which represents an increase of 1,000,000 shares to the 180,538 currently available for future grants, the Board of Directors considered the historical rate at which shares have been granted and expect to be granted in the future as well as the burn-rate and overhang. If our Board of Directors continues to make equity grants at the average rate it has made grants in the last three years, the number of shares available under the Plan, if the amended and restated Plan is approved by the stockholders, would be sufficient to allow for grants for the next three years. Our average three-year burn-rate, using the publicly disclosed methodology of ISS Proxy Advisory Services, which adjusts the calculation by a multiple of two for full value awards such as restricted stock units, was approximately 6.5% as of December 31, 2014. We believe this is below the GICS group burn rate cap of 7.85% applied by ISS Proxy Advisory Services. Our overhang as of December 31, 2014, which equaled our equity awards outstanding plus the shares available for future grant divided by our common shares outstanding, represented 6.72% of our total shares outstanding, below the 25th percentile of our peer group. The Board of Directors believes that it is necessary to increase the number of shares available for stock awards to 2,400,000 to ensure that there are sufficient shares available to issue future stock awards in order to attract, incentivize, and retain the Company's key employees.

Unless the amended and restated Plan is approved by our stockholders at the Annual Meeting, we would be unable to grant certain performance-based awards under the Plan that would allow us to deduct certain compensation under Section 162(m).  In general, Section 162(m) disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to covered employees in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m), among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options, stock appreciation rights, and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the amended and restated Plan, which includes terms regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the Plan (as described in the summary below).  Stockholder approval of the amended and restated Plan is intended to constitute approval of the material terms of the performance goals of certain awards for purposes of the approval requirements of Section 162(m). While not currently a factor in our compensation decisions given our compensation levels, our Board of Directors considered that it  would be desirable, and in the best interests of the Company and our stockholders, if grant awards were under a plan that allowed for grants qualifying for an exemption from the deductibility limitations under Section 162(m).  However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m). Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” for purposes of Section 162(m), we cannot guarantee that such compensation ultimately will be deductible by us.

The text of the proposed amendment and restatement of the Plan is set forth in Annex A to this Proxy Statement, and the description of the Plan set forth herein is qualified in its entirety by reference to the text thereof. If approved by stockholders, the Plan, as amended, will become effective as of May 20, 2015. If we do not obtain requisite stockholder approval of the amended Plan, the current Plan (without giving effect to the proposed share increase, term extension, performance-based award modifications or any of the other changes described above) will remain in effect.

Summary of the Amended and Restated Stock Incentive Plan

Purpose of the Plan

The purpose of the Plan is to further the interests of the Company and its stockholders by providing incentives in the form of equity awards to directors, employees, consultants or advisors to the Company as the Board of Directors or the Committee shall determine are key to the continued success and profitability of the Company. The Plan is intended to retain participants with significant training, experience and ability; to attract new participants whose services are considered valuable; and to encourage such participants to acquire a proprietary interest in the Company.

Currently, there are six non-employee directors, four executive officers, approximately 110 other employees, one consultant and no other advisors or other individuals who perform services for the Company who are eligible to receive equity-based awards, however, any of the individuals mentioned in the previous sentence may receive equity-based or other awards under the Plan in the future in the discretion of the Committee.

The closing price of the Company’s common stock as of December 31, 2014 was $1.81.

Administration

The Plan is administered by the Board of Directors. The Board may, however, appoint a committee to administer the Plan which shall consist of not less than a sufficient number of disinterested members of the Board of Directors so as to qualify the Committee to administer this Plan as contemplated by Rule 16b-3 and Section 162(m). The Board of Directors or Committee is authorized to (i) determine the persons who shall be participants in the Plan and which awards shall be granted to participants, (ii) establish, amend and rescind rules, regulations and guidelines relating to the Plan as it deems appropriate, (iii) interpret and administer the Plan, awards and award agreements, (iv) establish, modify and terminate terms and conditions of award agreements, (v) grant waivers and accelerations of Plan, award and award Agreements restrictions and (vi) take any other action necessary for the proper administration and operation of the Plan. Except as otherwise provided in the Plan, awards shall be evidenced by award agreements, the terms of which may be amended or accelerated by the Board or Committee following the grant of any award and need not be uniform among participants.

Upon approval of the amended and restated Plan, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution whether in the form of cash, common shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of common shares or other securities, or similar transaction(s)), the Board of Directors or Committee may not, without obtaining stockholder approval: (a) amend the terms of outstanding stock options or stock appreciation right to reduce the exercise price of such outstanding stock options or stock appreciation rights; (b) cancel outstanding options or stock appreciation right in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights; or (c) cancel outstanding stock options or stock appreciation rights with an exercise price above the current stock price in exchange for cash or other securities.

Upon approval of the amended and restated Plan, we will have approximately 1,180,538 shares available for future issuance under the Plan, comprised of the shares available for issuance under the current Plan (without giving effect to any of the amendments described in this proposal) plus the shares which will become authorized for issuance upon such approval. Including aggregate past grants under the current Plan, the maximum number of shares of common stock reserved for the grant of awards under the Plan would be 2,400,000 upon approval of the proposed amendment, subject to adjustment as provided in the Plan. Generally, shares subject to an award that are settled in cash or remain unissued upon expiration or cancellation of the award will be available for other awards under the Plan. Upon approval of the amended and restated Plan, during any calendar year, stock options, stock appreciation rights and restricted share units, or any one or more of such awards qualified for treatment as performance shares, issued to a single participant may not exceed 400,000 shares or $2 million with respect to performance unit awards settled in cash.

The Board of Directors may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, unless the Committee or the Board of Directors, as appropriate, specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the stockholders of the Company shall not be effective unless and until the approval of the stockholders of the Company is obtained. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors or Committee may amend, cancel, modify, or extend outstanding awards granted under the Plan. The amended and restated Plan was adopted by the Board of Directors on April 2, 2015, and subject to stockholder approval, shall remain in effect thereafter. No incentive stock option may be granted under the amended and restated Plan after April 2, 2025, unless further stockholder approval is obtained.

In the event of a reorganization, stock split, stock dividend, exchange of shares, combination of shares, merger, consolidation or any other change in corporate structure of the Company affecting the shares effecting without receipt of consideration by the Company, or any distribution to its stockholders other than a normal cash dividend, subject to any required action by the Company’s stockholders, the Board or Committee shall make appropriate adjustment in the number, kind, price and value of shares authorized by the Plan, the limitations on various awards specified in the Plan and to outstanding awards to as to prevent dilution or enlargement of rights.

The Board or Committee determines all of the terms and conditions of equity-based awards under the Plan, including, upon approval of the amended and restated Plan, whether the vesting or payment of an award will be subject to the attainment of performance goals.

Awards under the Plan

Eligibility. Persons eligible for awards under the Plan shall consist of directors, employees, consultants or agents who possess valuable experience and skills and have contributed, or can be expected to contribute, materially to the success and profitability of the Company.

Stock option awards. The Board of Directors or Committee may grant non-qualified stock options or incentive stock options, and shall determine the number of shares subject to each option, provided that during any fiscal year no participant shall be granted options covering more than 400,000 shares, subject to adjustment as provided in the Plan. The option price per share for all options shall be not less than one hundred percent (100%) of the fair market value per share on the date the option is granted. Award agreements for options shall conform to the requirements of the Plan, and may contain such other provisions as the Board of Directors or Committee shall deem advisable. Award agreements for options shall specify when an option may be exercisable. Shares purchased upon exercise of an option shall be paid for in full at the time the option is exercised in cash or, with the consent of the Board of Directors or Committee, consistent with applicable law, regulations and rules. If, after completion of any required period of continuous employment or affiliation in order to exercise an option as provided in an award agreement, a participant dies while employed by the Company, such option shall be exercisable by the beneficiary thereof, but after the date of death of the participant only within the period specified in the award agreement which shall not be later than the expiration date of the option. If, after completion of any required period of continuous employment in order to exercise an option as provided in an award agreement, a participant is totally disabled or retires, such option shall be exercisable by the participant, but only within the period specified in the award agreement. In the case of an incentive stock option, the option price per share shall be not less than one hundred percent (100%) of the fair market value per share on the date the option is granted; provided, however, that if on the date the option is granted, the employee (together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Internal Revenue Code of 1986, as amended (the “IRC”) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the option price per share shall be not less than one hundred and ten percent (110%) of the fair market value per share on the date the option is granted. To the extent that the aggregate fair market value of stock with respect to which incentive stock options granted under the Plan are exercisable by a participant for the first time during any calendar year exceeds $100,000, such incentive stock options shall be treated as non-qualified stock options to the extent necessary so that such aggregate fair market value of stock does not exceed $100,000.

Stock appreciation right awards. The Board or Committee shall determine the number of shares subject to each stock appreciation right, provided that, upon approval of the amended and restated Plan, during any fiscal year, no participant shall be granted stock appreciation rights covering more than 400,000 shares. Stock appreciation rights may be granted in tandem with part of all of, in addition to, or completely independent of, an option or any other award under the Plan. A stock appreciation right issued in tandem with an option may be granted at the time of grant of the related option or at any time thereafter during the term of the option. Award agreements shall conform to the requirements of the Plan and may contain such other provisions (including but not limited to, the permitted form of payment for the exercise of the stock appreciation right, the requirement of employment for designated periods of time prior to exercise and the ability of the Board of Directors or Committee to revoke stock appreciation rights which are issued in tandem with options without compensation to the participant) as the Board of Directors or Committee shall deem advisable. For stock appreciation rights issued in tandem with options: (i) such stock appreciation rights shall be exercisable at such time or times and to the extent, but only to the extent, that the option to which they relate shall be exercisable; (ii) such stock appreciation rights shall, upon exercise, entitle the holder thereof to receive a number of shares equal in aggregate value to the amount by which the fair market value per share on the date of such exercise shall exceed the option price per share of the related option, multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised; (iii) such stock appreciation rights may be settled in whole or in part upon the exercise thereof by the payment of cash equal to the aggregate value of the shares (or a fraction of a share), at the discretion of the Board or Committee; (iv) upon the exercise of such stock appreciation rights, the unexercised tandem options shall automatically terminate; and (v) upon the exercise of the tandem options, such stock appreciation rights shall automatically terminate.

Restricted Shares. Restricted shares may be granted subject to such terms, conditions and restrictions as the Board of Directors or Committee deem appropriate not inconsistent with the terms of the Plan, which may include restrictions upon the sale, assignment, transfer or other disposition of the restricted shares and the requirement of forfeiture of the restricted shares upon termination of employment under certain specified conditions.  The Board of Directors or Committee may condition the lapsing of restrictions on part or all of an award of restricted shares upon the attainment of specific performance goals or such other factors as the Board of Directors or Committee may determine. Awards of restricted shares may be granted for no cash consideration or for such minimum consideration as may be required by applicable law. To the extent permitted by the Plan, the Board of Directors or Committee may provide for the lapse of any such term or condition in installments and may accelerate or waive any such term or condition in whole or in part, based on service, performance and/or such other factors or criteria as the Board of Directors or Committee may determine. Award agreements for restricted shares shall provide that the stock certificates representing restricted shares shall be legended, that such certificates be held by a custodian or the Company, or that there be other mechanisms for maintaining control by the Company of the restricted shares until the restrictions thereon are no longer in effect.  After the lapse, waiver or release of the restrictions imposed pursuant to the award agreement on any restricted shares, the Company shall cause to be issued in the participant’s name a stock certificate evidencing the restricted shares with respect to which they restrictions have lapsed or been waived or released, free of any legend, and shall cause such stock certificate to be delivered to the participant. Except as otherwise provided in the Plan or in the award agreement, in the event of the participant’s death, total disability or retirement, all restrictions on the restricted shares shall lapse.

Restricted Share Units. The Board or Committee may condition the grant or delivery of the shares on part or all of an award of restricted share units upon the attainment of specific performance goals or such other factors as the Board of Directors or Committee may determine, provided that, upon approval of the amended and restated Plan, subject to adjustment, during any fiscal year, no participant shall be granted restricted stock units with respect to more than 400,000 shares to the extent that the grant of such restricted share units or the delivery of shares with respect to such restricted stock units is conditioned upon the attainment of specific performance goals based on one or more performance measures set out in the Plan and described below.  Awards of restricted share units may be granted for no cash consideration or for such minimum consideration as may be required by applicable law. Any restricted share unit granted will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board of Directors or Committee and set forth in the award agreement.  Until the restricted share units are settled and the shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, if applicable, or receive dividends or any other rights as a stockholder will exist with respect to the award.

Performance Awards.  Upon approval of the amended and restated Plan, an award of a right to receive a payment of shares or cash (a “Performance Share”) or a right to receive a cash payment (a “Performance Unit” and, together with a Performance Share, a “Performance Award”), as determined by the Board or Committee, based upon attainment of applicable performance goal(s), shall be evidenced by award agreements in such form as the Board or Committee shall from time to time establish.  Subject to adjustment as provided in the Plan, no employee shall be granted within any fiscal year, one or more awards intended to qualify for treatment as Performance Shares which in the aggregate are for more than 400,000 shares or, if applicable, which could result in such employee receiving more than 400,000 shares (paid in cash or stock) for each fiscal year of the Company contained in the performance period for such award.  No employee shall be granted within any fiscal year one or more awards intended to qualify for treatment as Performance Units which in the aggregate are for more than $2 million, or, if applicable, which could result in such employee receiving more than $2 million for each full fiscal year contained in the performance period for such award. Unless otherwise provided by the Board of Directors or Committee in granting a Performance Award, each Performance Share shall have a value (payable in stock or cash) determined by reference to a number of shares of stock, subject to adjustment as provided in the Plan, and each Performance Unit shall have a monetary value established by the Board of Directors or Committee at the time of grant. The final value payable to the participant in settlement of a Performance Award determined on the basis of the applicable Performance Award formula will depend on the extent to which performance goals established by the Board of Directors or Committee are attained within the applicable performance period established by the Board of Directors or Committee. In granting each Performance Award, the Board of Directors or Committee shall establish in writing the applicable performance period, Performance Award formula and one or more performance goals which, when measured at the end of the performance period, shall determine on the basis of the Performance Award formula the final value of the Performance Award to be paid to the participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of performance-based compensation, the Board of Directors or Committee shall establish the performance goal(s) and Performance Award formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period or (b) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain.  Once established, the performance goals and Performance Award formula applicable to a covered employee shall not be changed during the performance period. The Corporation shall notify each participant granted a Performance Award of the terms of such award, including the performance period, performance goal(s) and Performance Award formula. Performance goals shall be established by the Board of Directors or Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

  Performance Measures shall be calculated in accordance with the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Corporation’s industry, or in accordance with a methodology established by the Board of Directors or Committee prior to the grant of the Performance Award.  Performance Measures shall be calculated with respect to the Company its consolidated subsidiaries for financial reporting purposes or such division or other business unit as may be selected by the Board of Directors or Committee.  Unless otherwise determined by the Board of Directors or Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same performance period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors or Committee, occurring after the establishment of the performance goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the participant’s rights with respect to a Performance Award.  Performance Measures may be one or more of the following, as determined by the Board or Committee: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total shareholder return; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expenses; completion of an identified special project; and completion of a joint venture or other corporate transaction.
  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award formula by the level attained during the applicable performance period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Board or Committee.

As soon as practicable following the completion of the performance period applicable to a Performance Award, the Board of Directors or Committee shall certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the award earned by the participant and to be paid upon its settlement in accordance with the applicable Performance Award formula. In its discretion, the Board of Directors or Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award formula applicable to a Performance Award granted to any participant who is not a covered employee to reflect such participant’s individual performance in his or her position with the Company or such other factors as the Board of Directors or Committee may determine.  If permitted under a covered employee’s award agreement, the Board of Directors or Committee shall have the discretion, on the basis of such criteria as may be established by the Board of Directors or Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the covered employee upon its settlement notwithstanding the attainment of any performance goal and the resulting value of the Performance Award determined in accordance with the Performance Award formula.  No such reduction may result in an increase in the amount payable upon settlement of another participant’s Performance Award that is intended to result in performance-based compensation.

Effect of change in control. Subject to any applicable legal or regulatory requirements or restrictions, the Plan permits the Board of Directors or Committee to, at its sole discretion, provide for any one or more of the following actions upon a change in control: accelerated vesting; assumption, continuation or substitution of awards; and cash-out of outstanding awards.

Withholding taxes and deferrals. The Company and its participating subsidiaries shall have the right to deduct from any cash payment made under awards under the Plan any federal, state, provincial or local income, or other taxes required by law to be withheld with respect to such payment or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Any share-based award may provide by the grant thereof that the Company may elect, in accordance with any applicable law, rules and regulations, to withhold a portion or all of the amount of such minimum required withholding taxes in shares.  In such event, the participant shall authorize the Company to withhold a portion of the shares that otherwise would be distributed to such participant, having a fair market value per share equal to the amount of withholding tax liability. The Board of Directors or Committee may permit a participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such participant under an award. Any such deferral elections shall be subject to such rules, conditions and procedures as shall be determined by the Board of Directors or Committee in its sole discretion, which rules, conditions and procedures shall comply with the requirements of Section 409A of the IRC.

Tax Consequences

The following summary is intended as a general guide to the United States federal income tax consequences relating to the issuance and exercise of stock options granted under the Plan. This summary does not attempt to describe all possible federal or other tax consequences of such grants or tax consequences based on particular circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the IRC (unless the optionee is subject to the alternative minimum tax). Optionees who dispose of their shares acquired upon the exercise of an incentive stock option (“ISO shares”) more than two years after the stock option grant date and more than one year after the exercise date normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the amount paid for the ISO shares. If an optionee disposes of the ISO shares within two years after the stock option grant date or within one year after the exercise date (each a “disqualifying disposition”), the optionee will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the ISO shares at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the exercise price of the ISO shares being purchased. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO shares were held by the optionee. The Company will be entitled to a deduction in connection with the disposition of the ISO shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO shares.

Non-Qualified Stock Options. An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee normally recognizes ordinary income equal to the difference between the stock option exercise price and the fair market value of the shares on the exercise date. If the optionee is a Company employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option, except to the extent such deduction is limited by applicable provisions of the IRC.

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without any limitation, Section 162(m) of the IRC regarding the $1,000,000 limitation on the Company’s deductible compensation); (ii) the exercise of an incentive stock option may have implications in the computation of the Company’s alternative minimum taxable income; (iii) certain awards under the Plan may be subject to the requirements of Section 409A of the IRC (regarding nonqualified deferred compensation); and (iv) if the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the IRC, which excess amounts may be subject to excise taxes payable by the recipient. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the IRC, and is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended.

Specified Benefits

No awards have been granted, and no shares have been issued, on the basis of the proposed 1,000,000 share increase. Future grants under the Plan will be made at the discretion of the Board or Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Plan.

Aggregate Past Grants Under the Plan

As of April 24, 2015, awards covering approximately 1.7 million shares of the Company’s common stock had been granted under the Plan, including shares subject to awards that expired or terminated without having been exercised or paid and became available for new award grants under the Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified, option exercises and restricted stock units (RSUs) vesting prior to that date, and any option and RSU holdings as of such date, inclusive of historical stock splits.

	Stock Options				Restricted Stock Units
			Number of Shares Underlying Options as of April 24, 2015		Number of Shares Subject to Past Awards	Number of RSUs Vested as of April 24, 2015	Number of RSUs Outstanding and Unvested as of April 24, 2015
Name and Position	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Exercise	Exercisable	Unexercisable
Christopher J. Harris President and Chief Executive Officer	61,517	-	61,517	-	53,462	37,867	15,595
Nikhil A. Mehta Former Chief Financial Officer	100,699	81,699	-	-	108,642	108,642	-
Pedro J. Lopez-Baldrich General Counsel and Vice President	-	-	-	-	63,831	21,277	42,554
Stephen J. Golden, Ph.D. Chief Technology Officer and Vice President	74,821	-	74,821	-	88,961	69,396	19,565
David E. Shea Chief Financial Officer	28,529	-	28,529	-	43,143	29,063	14,080
Total for all current Executive Officers (including the Named Executive Officers identified above except for our Former Chief Financial Officer	164,867	-	164,867	-	249,397	157,603	91,794
Current Non-Executive Director Group	45,000	-	45,000	-	84,367	47,056	37,311
All employees, including all current officers who are not executive officers or directors, as a group	588,412	106,264	203,056	-	593,236	268,808	122,268
Total	798,279	106,264	412,923	-	927,000	473,467	251,373

The affirmative vote of a majority of the votes cast on this proposal, assuming a quorum is present at the Annual Meeting, is required to approve the amended and restated Plan.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED STOCK INCENTIVE PLAN.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are CDTi stockholders will be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

  if you are a stockholder of record, direct your written request to our transfer agent, American Stock Transfer and Trust Company, LLC (in writing: Attn:  Proxy Dept., 6201 15th Avenue, Third Floor, Brooklyn, NY 11219, U.S.A.; or by telephone: in the United States, 1-800-PROXIES (1-800-776-9437) and outside the United States, 1-718-921-8500); or
  if you are not a stockholder of record, notify your broker.

CDTi will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Pedro J. Lopez-Baldrich

General Counsel, Corporate Secretary and Vice President, Administration

Ventura, California

April 2, 2015

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 is available without charge upon written request to: Investor Relations, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

APPENDIX A

CLEAN DIESEL TECHNOLOGIES, INC.

STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED EFFECTIVE MAY 20, 2015

1.

Purpose

The purpose of this Stock Incentive Plan of Clean Diesel Technologies, Inc., a Delaware corporation (“the Corporation”) is to further the interests of the Corporation and its shareholders by providing incentives in the form of awards to such Directors, Employees, consultants or advisors to the Corporation as the Board shall determine are key to the continued success and profitability of the Corporation.  The Plan is intended to retain Participants with significant training, experience and ability; to attract new Participants whose services are considered valuable; and to encourage such Participants to acquire a proprietary interest in the Corporation.  So that the maximum incentive can be provided each Participant in the Plan by granting to such Participant an Award best suited to the circumstances, the Plan provides for granting, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Awards, or any combination of the foregoing.

2.

Definitions

As used in this Plan:

(1)

“Award” means the grant hereunder~~, and by consent of the Participant, awards or options granted previously by the Corporation~~ of any form of Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit and Performance Award.

(2)

“Award Agreement” means a written agreement between the Corporation and the Participant that sets forth the terms, conditions and limitations applicable to an Award.

(3)

“Beneficiary” means, where a Participant is within respect to any Award not forfeitable by its terms on the death of the Participant entitled to any unpaid portion thereof, such person or persons entitled thereto under the Participant’s will or under the laws of descent and distribution;

(4)

“Board” means the Board of Directors of the Corporation.

(5)

 “Change in Control” has the meaning set forth in Section 8.

(6)

“Code” means the United States Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(7)

“Committee” means the Committee of the Board or any successor committee as described in Section 3.1, or, if there shall be no such Committee, the Board.

(8)

“Corporation” means Clean Diesel Technologies, Inc., a Delaware corporation, or any successor corporation, and its subsidiaries and affiliates, incorporated or otherwise, in which the Corporation shall own directly or indirectly at least fifty percent (50%) of the interests.

(9)

 “Covered Employee” means any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Board or Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(10)

~~(9)~~ “Director” means a member of the  ~~Corporations~~Corporation’s Board of Directors.

(11)

~~(10)~~ “Employee” means any individual who is a salaried employee on the payroll of the Corporation.

(12)

~~(11)~~ “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(13)

~~(12)~~ “Fair Market Value Per Share” means the closing sale price on the date of the grant as reported on the NASDAQ Stock Market, Inc., or, if there is no such reported price, then the average of the NASDAQ bid and asked prices, or, if there are no bid and asked prices, or if the bid and asked prices are determined by the Board in good faith for good reason not to be representative of fair market value, then the value determined in good faith by the Board.  For non-trading days, it shall mean the average of the sales or bid and asked prices, as the case may be, on trading days for a reasonable length of time determined in good faith by the Board before and after the grant date.  ~~Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Board or Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.~~

(14)

~~(13)~~ “Incentive Stock Option” means a stock option satisfying the requirements of Section 422 of the Code.

(15)

~~(14)~~ “Non-Employee Director” means a Director as defined in Rule 16b-3 of the Exchange Act.

(16)

~~(15)~~ “Non-Qualified Stock Option” shall mean a stock option which is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(17)

~~(16)~~ “Option” means an Award to purchase Shares granted pursuant to Section 6.1.

(18)

~~(17)~~ “Participant” means any Director, Employee, consultant or advisor who is granted an Award under this Plan.  Except that consultants and advisors shall not include those rendering services in connection with the offer or sale of the Corporation’s securities in a capital raising transaction.

(19)

~~(18)~~ “Performance Award”  ~~has the meaning described in Sec. 6.4~~means an Award of Performance Shares or Performance Units.

(20)

“Performance Award Formula” means, for any Performance Award, a formula or table established by the Board or Committee pursuant to Section 6.4(c) which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(21)

“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(22)

“Performance Goal” means a performance goal established by the Board or Committee pursuant to Section 6.4(c).

(23)

“Performance Period” means a period established by the Board or Committee pursuant to Section 6.4(c) at the end of which one or more Performance Goals are to be measured.

(24)

“Performance Share” means a right granted to a Participant pursuant to Section 6.4 to receive a payment of Shares or cash, as determined by the Board or Committee, based upon attainment of applicable Performance Goal(s).

(25)

“Performance Unit” means a right granted to a Participant pursuant to Section 6.4 to receive a cash payment, as determined by the Board or Committee, based upon attainment of applicable Performance Goal(s).

(26)

~~(19)~~ “Plan” means this Stock Incentive Plan, as amended from time to time. The Plan was formerly known as the Clean Diesel Technologies, Inc. 1994 Incentive Plan.

(27)

~~(20)~~“Restricted Share Units” means an Award of a right to receive Shares on a future date granted pursuant to Section 6.3.

(28)

~~(21)~~“Restricted Shares” means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 6.3.

(29)

~~(22)~~“Retirement” means termination of a Participant’s employment with the Corporation by Retirement under the normal, mandatory, early and applicable age plus service or other provision of the applicable retirement plan of the Corporation or a subsidiary or affiliate of the Corporation, or, if there shall be no such plan or plans, then under such procedures as the Corporation or its subsidiaries and affiliates may from time to time establish.

(30)

~~(23)~~“Rule 16b-3” means such rule as promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act as now in force or as such regulation or successor regulation shall be hereafter amended.

(31)

~~(24)~~“Share” means Shares of common stock of the Corporation.

(32)

~~(25)~~ “Stock Appreciation Right” means a right which may be issued under Section 6.2, the value of which is determined relative to the appreciation in value of Shares.

(33)

~~(26)~~ “Totally Disabled” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Board or Committee in its discretion, may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Board or Committee from time to time.

3.

Administration

3.1

Committee

(a)

This Plan shall be administered by the Board.  The Board may, however, appoint a Committee to administer the Plan which shall consist of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer this Plan as contemplated by Rule 16b-3 and Section 162(m) of the Code ~~and to that end the Board may limit the participation of Committee members in the Plan to formula based or other awards~~.  The Board may remove members from or add members to the Committee.  Vacancies on the Committee shall be filled by the Board.

(b)

To the extent permitted by Section 12.3, the Board or Committee is authorized to (i) determine the persons who shall be Participants in the Plan and which Awards shall be granted to Participants, (ii) establish, amend and rescind rules, regulations and guidelines relating to the Plan as it deems appropriate, (iii) interpret and administer the Plan, Awards and Award Agreements, (iv) establish, modify and terminate terms and conditions of Award Agreements, (v) grant waivers and accelerations of Plan, Award and Award Agreements restrictions and (vi) take any other action necessary for the proper administration and operation of the Plan. Except  ~~as provided in Section 7~~in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, distribution whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, or similar transaction(s)), the Board or Committee may not ~~reprice outstanding Options or institute a program whereby outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have a lower exercise price or purchase price), of a different type and/or cash~~, without ~~first~~ obtaining stockholder approval~~.~~: (a) amend the terms of outstanding Options or Stock Appreciation Right to reduce the exercise price of such outstanding Options or Stock Appreciation Rights; (b) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Right with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Right; or (c) cancel outstanding Options or Stock Appreciation Right with an exercise price above the current stock price in exchange for cash or other securities.

(c)

The Board or Committee may designate persons and entities other than its members, including but not limited to, and successor committee, the Chief Executive Officer, and the Corporate Secretary, to carry out any of its responsibilities under and described in this Plan, under such conditions or limitations as the Board or Committee may establish, other than its authority with regard to Participants, if any, who are subject to Section 16 of the Exchange Act.

3.2

Effect of Determination

Determination of the Board or Committee and its designee shall be final, binding and conclusive on the Corporation, its stockholders, Employees and Participants.  No member of the Board or Committee or any of its designee shall be personally liable for any action or determination made in good faith with respect to this Plan, any Award, or any Award Agreement.

4.

Eligibility

Persons eligible for Awards under this Plan shall consist of Directors, Employees, consultants or agents who possess valuable experience and skills and have contributed, or can be expected to contribute, materially to the success and profitability of the Corporation.  The Board or Committee shall determine which persons shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

5.

Shares Subject to This Plan

5.1

Maximum Number of Shares

Subject to adjustment as set forth in Section 7, the total number of Shares available for grant under the Plan shall not exceed  ~~1,400,000~~2,400,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. Treasury stock shall not be deemed to be issued and outstanding.

5.2

Share Accounting

If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. With respect to Stock Appreciation Rights, Shares actually issued pursuant to a Stock Appreciation Right as well as the Shares that represent payment of the exercise price and tax related to the Award shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if unvested Restricted Shares are repurchased by the Corporation or are forfeited to the Corporation, such Shares shall become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment provided in Section 7, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 5.1, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 5.2.

6.

Awards

Subject to the other provisions of this Plan, Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other plan of the Corporation, including any plan of any acquired entity and for the benefit of any present or former Director, Employee, consultant or agent of such acquired entity.  Subject to the terms of the Awards described in this Section 6 and the related Award Agreement, the form of payment for Awards may be in cash, in Shares, in Restricted Share Units, or such other form as determined by the Board ~~of~~or the Committee, and may be made partly in one form or partly in one or more other forms, all as determined by the Board or Committee.  Except as otherwise provided in this Plan, Awards shall be evidenced by Award Agreements, the terms of which may be amended or accelerated by the Board or Committee following the grant of any Award and need not be uniform among Participants.  Except as otherwise provided in this Plan, Awards shall be granted for such minimum consideration as is required by applicable law, rules and regulations, including without limitation, the then applicable Rule 16b-3, and such additional consideration, if any, as may be determined by the Board or Committee.

Notwithstanding anything contained in this Plan, if required by the then applicable Rule 16b-3 or any successor provision, any “equity security” awarded pursuant to this Plan to any Participant who is subject to Section 16 of the Exchange Act must be held by the Participant for at least six (6) months after the Award thereof.  In addition, if required by the then applicable Rule 16b-3 or any successor provision, with respect to any Participant who is subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of a “derivative security” hereunder to the date of disposition of such security or its underlying equity security.  The terms “equity security” and “derivative security” shall have the meanings described in the then applicable Rule 16b-3.

6.1

Options

Subject to the terms and provisions of the Plan, Options may be granted to Non-Employee Directors, Employees, consultants and advisors at any time and from time to time as determined by the Board or Committee in its sole discretion. The Board or Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that, subject to adjustment as provided in section 7, during any fiscal year, no participant shall be granted Options covering more than 400,000 Shares.

(a)

Options shall be Non-Qualified Stock Options or Incentive Stock Options.

(b)

The Option price per Share for all Options shall be not less than one hundred per cent (100%) of the Fair Market Value Per Share on the date the Option is granted.

(c)

Award Agreements for Options shall conform to the requirements of this Plan, and may contain such other provisions as the Board or Committee shall deem advisable.

(d)

Award Agreements for Options shall specify when an Option may be exercisable. An Option may be exercised, in whole or in part, by giving written notice of exercise to the corporation specifying the number of Shares to be purchased. Shares purchased upon exercise of an Option shall be paid for in full at the time the Option is exercised in cash or, with the consent of the Board or Committee, consistent with applicable law, regulations and rules.

(e)

A holder of an Option shall have no rights as a stockholder with respect to any Shares covered by such Option unless and until the date of the issuance of the stock certificate for such Shares.

(f)

(i)

If, after completion of any required period of continuous employment or affiliation in order to exercise an Option as provided in an Award Agreement, a Participant dies while employed by the Corporation, such Option shall be exercisable by the Beneficiary thereof, but after the date of death of the Participant only within the period specified in the Award Agreement which shall not be later than the expiration date of the Option.

(ii)

Following the death of a Participant, the Board or Committee may at its discretion, upon the request of and in consideration of the surrender of such Option, pay the amount by which the Fair Market Value Per Share on the date of such request shall exceed the Option price per Share multiplied by the number of vested Shares as to which the request was made.

(g)

If, after completion of any required period of continuous employment in order to exercise an Option as provided in an Award Agreement, a Participant is Totally Disabled or retires, such Option shall be exercisable by the Participant, but only within the period specified in the Award Agreement.

(h)

Incentive Stock Options

(i)

In the case of an Incentive Stock Option, the Option price per Share shall be not less than one hundred percent (100%) of the Fair Market Value Per Share on the date the Option is granted; provided, however, that if on the date the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Option price per Share shall be not less than one hundred and ten percent (110%) of the Fair Market Value Per Share on the date the Option is granted.

(ii)

To the extent that the aggregate Fair Market Value Per Share of stock with respect to which Incentive Stock Options granted under the Plan and any Other Plans are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options to the extent necessary so that such aggregate Fair Market Value Per Share of Stock does not exceed $100,000.  For purposes of the foregoing sentence, Incentive Stock Options shall be treated as Non-Qualified Stock Options according to the order in which they were granted such that the most recently granted Incentive Stock Options are first treated as Non-Qualified Stock Options; and

(iii)

Each Incentive Stock Option shall require the Participant to notify the Board or the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421 of the Code (relating to certain disqualifying dispositions) within ten (10) days of such disposition.

(i)

 Notwithstanding the provisions of Sections 6.1(b) and 6.1(h), in the event that the Corporation consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or consultants on account of such transaction may be granted Options in substitution for Options granted by their former employer. If such substitute Options are granted, the Board or Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value Per Share on the date the Option is granted.

6.2

Stock Appreciation Rights

Stock Appreciation Rights may be granted under this Plan from time to time.  The Board or Committee, in its sole discretion, shall determine the number of Shares subject to each Stock Appreciation Right, provided that, subject to adjustment as provided in Section 7, during any fiscal year of the Corporation, no participant shall be granted Stock Appreciation Rights covering more than 400,000 Shares.  If Stock Appreciation Rights are granted they shall be upon the following terms and conditions, and such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

(a)

A Stock Appreciation Right may be granted in tandem with part of all of, in addition to, or completely independent of, an Option or any other Award under this Plan.  A Stock Appreciation Right issued in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter during the term of the Option.

(b)

Award Agreements for Stock Appreciation Rights shall conform to the requirements of this Plan and may contain such other provisions (including but not limited to, the permitted form of payment for the exercise of the Stock Appreciation Right, the requirement of employment for designated periods of time prior to exercise and the ability of the Board or Committee to revoke Stock Appreciation Rights which are issued in tandem with Options without compensation to the Participant) as the Board or Committee shall deem advisable.

(c)

Stock Appreciation Rights issued in tandem with Options shall be subject to the following:

(i)

Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

(ii)

Upon exercise of Stock Appreciation Rights the holder thereof shall be entitled to receive a number of Shares equal in aggregate value to the amount by which the Fair Market Value Per Share on the date of such exercise shall exceed the Option price per Share of the related Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right shall have been exercised.

(iii)

All or any part of the obligation arising out of an exercise of Stock Appreciation Rights may, at the discretion of the Board or Committee, be settled by the payment of cash equal to the aggregate value of the Shares (or a fraction of a Share) that would otherwise be delivered under Section 6.2(c)(ii).

(iv)

Upon exercise of Stock Appreciation Rights the unexercised tandem Options of the Participant shall automatically terminate upon the exercise of such Stock Appreciation Rights.

(v)

Stock Appreciation Rights issued in tandem with Options shall automatically terminate upon the exercise of such Options.

6.3

Restricted Shares and Restricted Share Units

Awards of Restricted Shares and Restricted Share Units may be granted under this Plan from time to time.  If Awards of Restricted Shares and Restricted Share Units are granted they shall be upon the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

(a)

Restricted Shares are Shares which are subject to such terms, conditions and restrictions as the Board or Committee deems appropriate, which may include restrictions upon the sale, assignment, transfer or other disposition of the Restricted Shares and the requirement of forfeiture of the Restricted Shares upon termination of employment under certain specified conditions.  The Board or Committee may condition the lapsing of restrictions on part or all of an Award of Restricted Shares upon the attainment of specific performance goals or such other factors as the Board or Committee may determine.  Awards of Restricted Shares may be granted for no cash consideration or for such minimum consideration as may be required by applicable law.

(b)

Award Agreements for Restricted Shares shall conform to the requirements of this Plan, and may contain such other terms and conditions (including but not limited to, a description of a period during which the Participant may not transfer the Restricted Shares and limits on encumbering the Restricted Shares during such period) as the Board or Committee shall deem desirable.  To the extent permitted by Section 12.3 hereof, the Board or Committee may provide for the lapse of any such term or condition in installments and may accelerate or waive any such term or condition in whole or in part, based on service, performance and/or such other factors or criteria as the Board or Committee may determine.

(c)

Award Agreements for Restricted Shares shall provide that the stock certificates representing Restricted Shares shall be legended, that such certificates be held by a custodian or the Corporation, or that there be other mechanisms for maintaining control by the corporation of the Restricted Shares until the restrictions thereon are no longer in effect.  After the lapse, waiver or release of the restrictions imposed pursuant to the Award Agreement on any Restricted Shares, the corporation shall cause to be issued in the Participant’s name a stock certificate evidencing the Restricted Shares with respect to which the restrictions have lapsed or been waived or released, free of any legend, and shall cause such stock certificate to be delivered to the Participant.

(d)

Except as otherwise provided in this Plan or in the Award Agreement, in the event of the Participant’s death, Total Disability or Retirement all restrictions on the Restricted Shares shall lapse.

(e)

Restricted Share Units are the grant of rights to receive Shares on a future date subject to such terms, conditions and restrictions as the Board or Committee deems appropriate.  The Board or Committee may condition the grant or delivery of the Shares on part or all of an Award of Restricted Share Units upon the attainment of specific Performance Goals or such other factors as the Board or Committee may determine~~.~~, provided that, subject to adjustment as provided in Section 7, during any fiscal year of the Corporation, no Participant shall be granted Restricted Stock Units with respect to more than 400,000 Shares to the extent that the grant of such Restricted Units or the delivery of Shares with respect to such Restricted Stock Units is conditioned upon the attainment of specific Performance Goals.

(f)

Awards of Restricted Share Units may be granted for no cash consideration or for such minimum consideration as may be required by applicable law.

(g)

~~(f)~~ Any Restricted Share Unit granted hereunder will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board or Committee and set forth in the Award Agreement.  Until the Restricted Share Units are settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote, if applicable, or receive dividends or any other rights as a shareholder will exist with respect to the Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are delivered, except as provided in Section 7 of the Plan or the Award Agreement.

6.4

Performance Awards

Performance Awards ~~may be granted under this Plan~~ shall be evidenced by Award Agreements in such form as the Board or Committee shall from time to time~~. If~~ establish. Award Agreements evidencing Performance Awards ~~are granted they shall be upon~~may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions ~~and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Board or Committee in its discretion shall deem advisable~~:

(a) Subject to adjustment as provided in Section 7, no Employee shall be granted within any fiscal year of the Corporation one or more Awards intended to qualify for treatment as Performance Shares which in the aggregate are for more than 400,000 Shares or, if applicable, which could result in such Employee receiving more than 400,000 Shares (paid in cash or in Stock) for each full fiscal year of the Corporation contained in the Performance Period for such Award. No Employee shall be granted within any fiscal year of the Corporation one or more Awards intended to qualify for treatment as Performance Units which in the aggregate are for more than $2 million or, if applicable, which could result in such Employee receiving more than $2 million for each full fiscal year of the Corporation contained in the Performance Period for such Award.

~~(a) Performance Awards are Awards which are based upon the long-term performance of all or a portion of the Corporation or which are based upon the long-term individual performance of a Participant. Performance Awards may be in the form of performance units, performance Shares and such other forms of Performance Awards which the Board or Committee shall determine to be desirable. Performance Awards are Awards which are granted to Participants contingent upon (i) the future performance of all or a portion of the Corporation which may include, without limitation, performance relative to a group of companies in the same or relative industries, achievement of specific business objectives, attainment of certain growth rates, profitability goals and such other measurements as the Board or Committee determines to be appropriate, (ii) the future performance of a Participant, which may include, without limitation, attainment of specified goals and objectives and such other measurements as the Board or Committee determines to be appropriate, (iii) the future performance of a combination of all or a portion of the Corporation and a Participant, or (iv) such other measurements and criteria as may be considered appropriate by the Board or Committee. Performance Awards may contain multiple performance measurements. For purposes of qualifying grants of Performance Awards as “performance-based compensation” under Section 162(m) of the Code, the performance goals shall be set by the Board or Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards that are intended to qualify under Section 162(m) of the Code, the Board or Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the performance goals).~~

(b) Unless otherwise provided by the Board or Committee in granting a Performance Award, each Performance Share shall have a value (payable in Stock or cash) determined by reference to a number of shares of Stock, subject to adjustment as provided in Section 7, and each Performance Unit shall have a monetary value established by the Board or Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Board or Committee are attained within the applicable Performance Period established by the Board or Committee.

~~(b) Award Agreements for Performance Awards shall conform to the requirements of this Plan and may contain such other terms and conditions as the Board or Committee shall deem desirable, including but not limited to, applicable performance measurements are to be used singly or in combination, a description of whether different performance periods, the length of performance periods, the ability of the Board or Committee to amend and adjust measurements, payouts and performance periods of Performance Awards and any requirements of employment during performance periods.~~

(c) In granting each Performance Award, the Board or Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Board or Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Corporation shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

(d) Performance Goals shall be established by the Board or Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i)

Performance Measures shall be calculated in accordance with the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Corporation’s industry, or in accordance with a methodology established by the Board or Committee prior to the grant of the Performance Award.  Performance Measures shall be calculated with respect to the Corporation and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Board or Committee.  Unless otherwise determined by the Board or Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board or Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.  Performance Measures may be one or more of the following, as determined by the Board or Committee: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on shareholder equity; return on capital; return on assets; return on investment; total shareholder return; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expenses; completion of an identified special project; and completion of a joint venture or other corporate transaction.

(ii)

~~(c) Award Agreements for~~ Performance ~~Awards shall provide for a required~~Targets may include a minimum ~~period of continuous employment during a~~, maximum, target level and intermediate levels of performance ~~period~~, with the final value of a Performance Award~~. If such minimum period of continuous employment shall have elapsed, the Award Agreement may provide, or~~ determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Board or Committee ~~may determine, the portion of the payment of the Performance Award which Participant or the Participant’s Beneficiary, as applicable, is to receive at the end of the performance period~~.

(e) As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Board or Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(f) In its discretion, the Board or Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Corporation or such other factors as the Board or Committee may determine.  If permitted under a Covered Employee’s Award Agreement, the Board or Committee shall have the discretion, on the basis of such criteria as may be established by the Board or Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

7.

Adjustments Upon Changes in Capitalization

(a)

Subject to any required action by the Corporation’s stockholders, in the event of a reorganization, stock split, stock dividend, exchange of Shares, combination of Shares, merger, consolidation or any other change in corporate structure of the Corporation affecting the Shares effected without receipt of consideration by the Corporation, or any distribution to its shareholders other than a normal cash dividend, the Board or Committee shall make appropriate adjustment in the number, kind, price and value of Shares authorized by this Plan ~~and adjustments~~, the limitations on various Awards specified in the Plan and to outstanding Awards so as to prevent dilution or enlargement of rights.

(b)

The existence of an Award under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks, ahead of or affecting the Stock or rights thereunder or convertible thereto, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

~~(c) Awards granted hereunder during the calendar year 1994 with respect to Shares shall be adjusted as to the number thereof, in the event of the issuance or reacquisition of Shares for any reason by the Corporation, so as to maintain the ration of the number of Shares with respect to Awards outstanding on December 31, 1994 to the number of the Corporation’s issued and outstanding Shares on such date; provided, however, that (i) where Options or warrants for purchase of Shares, no such adjustments shall be required until the conversion of securities into or the purchase of Shares and (ii) upon any such adjustment the exercise price of additional Shares upon a Participant’s Award shall be the purchase price (or fair market value of consideration therefore) of Shares issued which initiated the adjustment and the Shares originally granted by the Award shall carry the original exercise price thereof.~~

8.

Change in Control

8.1

Definition of Change in Control

A “Change in Control” means a change in ownership or control of the Corporation effected through any of the following transactions:

(a)

a merger, consolidation or other reorganization, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor company are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(b)

a sale, transfer or other disposition of all or substantially all of the Corporation’s assets in liquidation or dissolution of the Corporation, or

(c)

the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a transfer of the then issued and outstanding voting securities of the Corporation by one or more of the Corporation’s stockholders, or

(d)

during any period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board (the  ~~“~~"Incumbent Board~~”~~") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of adoption of this Plan whose election, or a nomination for election by the Corporation's shareholders, was approved by the vote of at least a majority of the Directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

Anything in the foregoing to the contrary notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the legal jurisdiction of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately before such transaction.

8.2

Effect of Change in Control

Subject to any applicable legal or regulatory requirements or restrictions, the Board or Committee may provide for any one or more of the following:

(a)

Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the Participant’s service to the Corporation prior to, upon, or following such Change in Control, to such extent as the Board or Committee shall determine.

(b)

Assumption, Continuation or Substitution of Awards.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Corporation’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent Award with respect to the Acquiror’s Shares.  For purposes of this Section, if so determined by the Board or Committee, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether Shares, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common Shares of the Acquiror, the Board or Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each Share to consist solely of common Shares of the Acquiror equal in value to the per Share consideration received by holders of Shares pursuant to the Change in Control.  If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board or Committee may, in its discretion, determine such Fair Market Value Per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration.  Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.  Notwithstanding the foregoing, Shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award.

(c)

Cash-Out of Outstanding Awards.  The Board or Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) of Shares subject to such canceled Award in (i) cash, (ii) Shares of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a value equal to the value of the consideration to be paid per Share in the Change in Control, reduced by the exercise price per Share, if any, under such Award.  If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value Per Share as of the time of the Change in Control on the basis of the Board’s or Committee’s good faith estimate of the present value of the probable future payment of such consideration.  In the event such determination is made by the Board or Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards..

9.

Effect of the Plan on Right to Continued Employment and Interest in Particular Property

(a)

None of the existence of this Plan, any Awards granted pursuant hereto or any Awards granted pursuant hereto or any Award Agreement shall create any right to continued employment of any Participant by the Corporation.  No Participant shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or asset of the Corporation or in any particular Share or Restricted Shares of the Corporation that may be held by the Corporation (other than Restricted Shares held by a custodian) by virtue of any Award.  A Participant may be granted additional Awards under this Plan under such circumstances and at such times as the Board or Committee may determine; provided, however, that no Participant shall be entitled to any Award in the absence of a specific grant by the Board or Committee of an Award, notwithstanding the prior grant of an Award to such Participant.

(b)

This Plan shall not be deemed a substitute for, and shall not preclude the establishment or continuation of any other plan, practice or arrangement that may now or hereafter be provided for the payment of compensation, special awards or benefits to Directors, Employees, consultants and agents of the Corporation and its subsidiaries generally, or to any class or group of Employees, including without limitation, any Retirement, pension, excess benefit, thrift, savings, profit-sharing, insurance, long-term disability, health care plans or other Employee benefit plans.  Any such arrangements may be authorized by the Corporation and payment thereunder made independently of this Plan.

10.

Withholding Taxes and Deferrals

10.1

Cash Withholding

The Corporation and its participating subsidiaries shall have the right to deduct from any cash payment made under Awards under this Plan any federal, state, provincial or local income, or other taxes required by law to be withheld with respect to such payment or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes.

10.2

Share Withholding

Any Share-based Award may provide by the grant thereof that the Corporation may elect, in accordance with any applicable law, rules and regulations, to withhold a portion or all of the amount of such minimum required withholding taxes in Shares.  In such event, the Participant shall authorize the Corporation to withhold a portion of the Shares that otherwise would be distributed to such Participant, having a Fair Market Value Per Share equal to the amount of withholding tax liability.

10.3

Deferrals

The Board or Committee may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules, conditions and procedures as shall be determined by the Board or Committee in its sole discretion, which rules, conditions and procedures shall comply with the requirements of Section 409A of the Code.

11.

Compliance with Applicable Legal Requirements

No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which Shares may, at the time, be listed, and the provisions of any foreign securities laws or the rules of foreign securities exchanges, where applicable.

12.

Amendment, Termination and Duration

12.1

Plan Amendments

The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue this Plan or revise or mend it in any respect whatsoever, provided, however, unless the Committee or the Board, as appropriate, specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the stockholders of the Corporation shall not be effective unless and until the approval of the stockholders of the Corporation is obtained.

12.2

Award Amendments

Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may amend, cancel, modify, or extend outstanding Awards granted under this Plan.

12.3

Rights of Participants

No amendment, suspension or termination of this Plan nor any amendment, cancellation or modification of any outstanding Award or Award Agreement that would adversely affect the right of any Participant with respect to an Award previously granted under this Plan will be effective without the written consent of the affected Participant.  Such written consent may be obtained simultaneously with the grant of any Award.

12.4

Duration of the Plan

This amended Plan is effective on ~~April 3~~May 20, ~~2012~~2015, and subject to Section 12.1 of this Plan, shall remain in effect thereafter.  No Incentive Stock Option may be granted under the Plan after April ~~3~~2, ~~2022~~2025, unless further shareholder approval is obtained.

12.5

Rule 16b-3

This Plan is intended to comply with Rule 16b-3 with respect to Participants, if any, who are subject to Section 16 of the Exchange Act and in the event that the Corporation shall become subject to said Section 16.  Should the requirements of Rule 16b-3 change, the Board or the Committee, as appropriate, may amend the Plan to comply with the requirements of the amended Rule 16b-3 or its successor provision or provisions.

13.

Miscellaneous Provisions

13.1

Awards in Various Countries

The Board or Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of various countries in which the Corporation or its subsidiaries may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the objectives of this Plan.

13.2

Transferability

Awards may not be pledged or assigned and may otherwise be transferred only to the extent provided herein or in an Award Agreement not inconsistent herewith, provided, however, that an Option or Stock Appreciation Right or any other benefit or Award hereunder deemed to be a derivative security shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant’s lifetime only by him or by his guardian or legal representative or pursuant to a “qualified domestic relations order” as defined by the Code, or such order under the laws of other jurisdictions as shall be similar in effect to a qualified domestic relations order.

Notwithstanding the foregoing, however, the Participant may, with the consent of the Board or Committee and subject to such terms and conditions as they may impose, assign or transfer an Award to or among immediate family members, their issue or spouses or to a trust or family partnership of which such immediate family members, their issue or spouses, are beneficiaries or partners, as the case may be.

13.3

Section 409A of the Code

Notwithstanding other provisions of the Plan or any Award Agreements hereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant.  In the event that it is reasonably determined by the Board or, if delegated by the Board to the Committee, by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the ~~Company~~Corporation will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code.  The ~~Company~~Corporation shall use commercially reasonable efforts to implement the provisions of this Section 13.3 in good faith; provided that neither the Corporation, the Board or Committee nor any of the Corporation’s Employees, Directors or representatives shall have any liability to Participants with respect to this Section 13.3.

13.4

Arbitration; Governing Law

(a)

Any and all disputes whatsoever between a Participant and the Corporation concerning the administration of this Plan, the interpretation and effect of an Award Agreement or of this Plan or the rights of a Participant under an Award Agreement shall be finally determined before one neutral arbitrator in the County of Ventura, California, U.S.A, under the rules of commercial arbitration of the American Arbitration Association then in effect and judgment upon any award by such arbitrator may be entered in any Court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.  The arbitrator hereunder shall have no power or authority to award consequential, punitive or statutory damages.

(b)

This Plan, its administration and all Awards granted hereunder, the terms and provisions of any related Award Agreements and the rights of all Participants shall be governed and interpreted in accordance with the laws of California, U.S.A.

CLEAN DIESEL TECHNOLOGIES, INC.
1621 FISKE PLACE
OXNARD, CA 93033

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Charles R. Engles, Ph.D 02 Matthew Beale 03 Dr. Till Becker 04 Lon E. Bell, Ph.D. 05 Bernard H. "Bud" Cherry
06 Mungo Park

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

0000241145_1 R1.0.0.51160

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement/10K is/are available at www.proxyvote.com .

CLEAN DIESEL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
May 20, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Clean Diesel Technologies, Inc. hereby appoints Christopher J. Harris and David E. Shea and each of them acting individually, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Clean Diesel Technologies, Inc. Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at Clean Diesel Technologies, Inc. located at 1621 Fiske Place, Oxnard, California, 93033 on Wednesday, May 20, 2015 at 10:00 a.m. Pacific Time and at any and all adjournments or postponements thereof, as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" the nominees set forth in Proposal 1 and "FOR" Proposals 2 , 3, and 4. This proxy also delegates discretionary authority to vote upon such other matters of which Clean Diesel Technologies, Inc. does not have advance notice that may properly come before the Annual Meeting and any and all postponements or adjournments thereof, and upon matters incidental to the conduct of the Annual Meeting and any and all postponements or adjournments thereof.

0000241145_2 R1.0.0.51160

Continued and to be signed on reverse side